UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6347
                                                     ---------------------

                            Columbia Funds Trust VII
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  08/31/2004
                                           ------------------

                  Date of reporting period: 08/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                Columbia Newport
                                   Tiger Fund

                                  Annual Report
                                 August 31, 2004

Logo: Columbia Funds
A Member of Columbia Management Group

Table of Contents

Fund Profile ....................  1

Performance Information .........  2

Understanding Your Expenses .....  3

Economic Update .................  4

Portfolio Manager's Report ......  5

Investment Portfolio ............  7

Statement of Assets
  and Liabilities ............... 11

Statement of Operations ......... 12

Statement of Changes in
  Net Assets .................... 13

Notes to Financial Statements ... 15

Financial Highlights ............ 21

Report of Independent
Registered Public
Accounting Firm ................. 26

Unaudited Information ........... 27

Trustees ........................ 28

Officers ........................ 30

Columbia Funds .................. 31

Important Information
About This Report ............... 33


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

-----------------
Not FDIC Insured
May Lose Value
No Bank Guarantee
-----------------


TO OUR FELLOW SHAREHOLDERS
                          ------------------------------------------------------
                                                     Columbia Newport Tiger Fund


Dear Shareholder:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton
Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
            --------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Summary

[] For the 12-month period ended August 31, 2004, the fund's class A shares returned 11.27% without sales charge.

[] In an environment that was generally favorable for Asian stock markets, the fund, its benchmark and peer group all generated double-digit returns.

[] The fund trailed its benchmark and peer group, primarily because it did not have heavy exposure to the lower quality stocks that led the market. However, in the second half of the period these stocks began to lose ground to the higher quality stocks that the fund favors.

[Graphic: Arrow going up]
Class A shares
11.27%

[Graphic: Arrow going up]
MSCI All Country Asia ex Japan Index
14.92%

                                    Objective
   Seeks capital appreciation by investing primarily in equity securities of companies located in the Tiger countries of Asia.

                                Total net assets
                                 $313.2 million

Morningstar style box
Style: Growth
Size: Large

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

Top 5 countries as of 08/31/04 (%)
   Hong Kong                   24.0
   Taiwan                      15.9
   South Korea                 15.9
   Singapore                   10.6
   India                       10.2

Top 5 sectors as of 08/31/04 (%)
   Financials                  39.0
   Information technology      24.3
   Consumer discretionary      14.0
   Telecommunication services   7.3
   Utilities                    4.2

Top 10 holdings as of 08/31/04 (%)
   Samsung Electronics          7.7
   Sun Hung Kai Properties      5.3
   Taiwan Semiconductor
     Manufacturing              4.4
   China Mobile                 4.0
   Housing Development Finance  3.3
   Infosys Technologies         3.0
   Li & Fung                    2.8
   Singapore Press Holdings     2.6
   United Overseas Bank         2.5
   Kookmin Bank                 2.4

Country breakdowns, sector and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 08/31/2004.

PERFORMANCE INFORMATION
                       ---------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Performance of a $10,000 investment
09/01/94 - 08/31/04 ($)
   sales charge:   without       with
   Class A         10,188        9,602
   Class B          9,479        9,479
   Class C          9,481        9,481
   Class T         10,404        9,806
   Class Z         10,378         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance

Line Chart:
                      Class A shares       Class A shares  MSCI All Country Asia
                without sales charge    with sales charge         ex Japan Index
Sep-1994                       10000                 9425                  10000
                                9941                 9369                   9806
                               10066                 9487                   9959
                                9263                 8730                   9080
                                9164                 8637                   8825
                                8256                 7781                   7918
                                9028                 8509                   8579
                                9223                 8692                   8574
                                9239                 8708                   8456
                               10326                 9732                   9407
                               10189                 9604                   9260
                               10436                 9836                   9434
                               10087                 9507                   9000
                               10274                 9683                   9107
                               10206                 9619                   8950
                               10232                 9643                   8747
                               10652                10040                   9179
                               11678                11007                   9892
                               11678                11007                  10000
                               11593                10926                  10073
                               11550                10886                  10436
                               11490                10829                  10319
                               11234                10588                  10165
                               10601                 9992                   9415
                               10986                10354                   9699
                               11311                10661                   9866
                               11234                10588                   9678
                               11824                11144                  10135
                               11818                11139                  10100
                               11741                11066                  10309
                               11724                11050                  10396
                               11002                10369                   9809
                               10804                10182                   9663
                               11766                11090                  10100
                               12258                11553                  10469
                               12448                11732                  10557
                               10318                 9725                   8685
                               10714                10098                   8646
                                8102                 7636                   6724
                                7887                 7433                   6263
                                7804                 7355                   6029
                                6540                 6164                   5508
                                7934                 7477                   6676
                                7856                 7404                   6577
                                7138                 6727                   6001
                                6056                 5708                   5085
                                5399                 5089                   4515
                                5018                 4730                   4400
                                4229                 3986                   3767
                                4983                 4697                   4140
                                6552                 6175                   5040
                                6864                 6469                   5447
                                6861                 6467                   5560
                                6438                 6068                   5472
                                6411                 6043                   5365
                                7020                 6616                   6008
                                8572                 8079                   7107
                                8060                 7597                   6953
                                9031                 8511                   8040
                                9022                 8503                   7863
                                9075                 8553                   8057
                                8696                 8196                   7493
                                9154                 8628                   7735
                               10415                 9816                   8470
                               11880                11197                   9156
                               11280                10631                   9112
                               11659                10988                   8921
                               12171                11471                   9131
                               11288                10639                   8293
                               10521                 9916                   7572
                               11667                10996                   7972
                               11677                11005                   7631
                               11677                11005                   7574
                               10830                10207                   6706
                               10292                 9700                   6178
                                9763                 9201                   5939
                               10001                 9426                   5930
                               10715                10099                   6693
                               10080                 9500                   6378
                                8836                 8328                   5656
                                9365                 8827                   5664
                                9145                 8619                   5656
                                8889                 8378                   5520
                                8651                 8153                   5311
                                8077                 7613                   5228
                                6843                 6450                   4406
                                7081                 6674                   4644
                                7928                 7472                   5265
                                8346                 7866                   5702
                                8462                 7975                   5930
                                8417                 7933                   5974
                                8906                 8394                   6374
                                8995                 8478                   6440
                                8764                 8260                   6294
                                8301                 7824                   5981
                                7847                 7396                   5755
                                7660                 7220                   5653
                                6976                 6574                   5030
                                7287                 6868                   5286
                                7714                 7270                   5567
                                7275                 6856                   5228
                                7230                 6815                   5270
                                6989                 6587                   5058
                                6703                 6318                   4821
                                6810                 6419                   4973
                                7329                 6907                   5402
                                7812                 7362                   5743
                                8446                 7960                   6232
                                9152                 8626                   6711
                                9349                 8811                   6762
                               10028                 9452                   7341
                                9885                 9317                   7251
                               10517                 9912                   7684
                               10939                10310                   8152
                               11182                10539                   8428
                               10850                10226                   8287
                               10382                 9785                   7832
                               10185                 9599                   7570
                                9978                 9405                   7503
                                9781                 9218                   7353
Aug-2004                       10188                 9602                   7713

Average annual total return as of 08/31/04 (%)
   Share class                   A                  B                  C                  T             Z
   Inception                 04/01/95           04/01/95           04/01/95           05/31/89      05/31/89
   Sales charge          without   with     without   with     without   with     without   with     without
   1-year                 11.27     4.88     10.38     5.38     10.37     9.37     11.50     5.09     11.53
   5-year                  2.33     1.13      1.57     1.19      1.57     1.57      2.57     1.36      2.54
   10-year                 0.19    -0.41     -0.53    -0.53     -0.53    -0.53      0.40    -0.20      0.37

Average annual total return as of 06/30/04 (%)
   Share class                   A                  B                  C                  T             Z
   Sales charge          without   with     without   with     without   with     without   with     without
   1-year                 27.72    20.38     26.81    21.81     26.78    25.78     28.04    20.68     27.99
   5-year                  2.01     0.81      1.27     0.89      1.25     1.25      2.27     1.07      2.22
   10-year                 1.06     0.47      0.36     0.36      0.36     0.36      1.28     0.68      1.25


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when class A, B, and D (since designated C) shares were offered. On 4/30/98, the fund was renamed Newport Tiger Fund. The fund was renamed Liberty Newport Tiger Fund on July 14, 2000. Please see the fund's prospectus for additional details. Class A, B and C share performance information includes returns of the fund's class T shares for periods prior to the inception dates of those classes. Class T share returns are not restated to reflect any expense differential, e.g., Rule 12b-1 fees, between class T shares and class A, B, and C shares. Had expense differentials been reflected, returns for the periods prior to the inception date of the class A, B and C shares would have been lower.

UNDERSTANDING YOUR EXPENSES
                           -----------------------------------------------------
                                                     Columbia Newport Tiger Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

[] For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

[] For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

March 1, 2004 - August 31, 2004
               Account value at the         Account value at the            Expenses paid              Fund's annualized
           beginning of the period ($)     end of the period ($)        during the period ($)          expense ratio (%)
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
   Class A   1,000.00     1,000.00          913.43     1,016.09           8.66         9.12                   1.80
   Class B   1,000.00     1,000.00          909.31     1,012.32          12.24        12.90                   2.55
   Class C   1,000.00     1,000.00          909.41     1,012.32          12.24        12.90                   2.55
   Class T   1,000.00     1,000.00          914.03     1,017.34           7.46         7.86                   1.55
   Class Z   1,000.00     1,000.00          914.54     1,017.34           7.46         7.86                   1.55

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

ECONOMIC UPDATE
               -----------------------------------------------------------------
                                                     Columbia Newport Tiger Fund


Summary:

For the 12-month period ended August 31, 2004

[] Emerging stock markets of Asia benefited from continued economic growth. The MSCI AC Asia ex Japan Index returned 14.92%.

[] Hong Kong and Taiwan got a lift from export growth in the first half of the period. Domestic spending increased in the second half.

[] An orchestrated slowdown of China's economy poses a challenge to the region going forward.

[Graphic: Arrow going up]
MSCI AC Asia ex Japan Index
14.92%

The MSCI AC Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan, and takes into account local market restrictions on share ownership by foreigners.



During the period that began September 1, 2003 and ended August 31, 2004, economic growth picked up among the developing economies of Asia, with the exception of China. In China, the government waged a concerted campaign to slow the red hot pace of growth that has prevailed for more than a year.

Overall economic growth was helped by an increase in consumer and business spending as well as government spending on the building of infrastructure. Exporting countries, such as Singapore and Taiwan, also benefited from a worldwide increase in demand for products manufactured in Asia. However, as the period wore on, export growth and industrial production slowed somewhat in key areas, such as Korea and Taiwan, reflecting a pullback in technology shipments and higher energy prices. China and India both bucked that trend.

Hong Kong and Taiwan benefit from higher growth

The pace of growth picked up considerably for Hong Kong and Taiwan, which benefited from a worldwide increase in demand for manufactured products and also from an increase in domestic spending. A healthy tourist industry helped buoy retail sales in Hong Kong, which continues to thrive as visitors pour in from mainland China. The Chinese government has recently eased travel restrictions, making it easier for mainland travelers to enter Hong Kong. In Taiwan, the economic situation has improved markedly. Unemployment is low and exports are still very strong. Even if global growth weakens, we believe Taiwan's domestic sector could be resilient enough to maintain steady economic growth for some time.

Mainland China engineers a soft landing for economy

In China, the good news was a slowdown, rather than a pick-up, in economic growth. In 2003, merchandise exports and imports soared as a thriving manufacturing sector required raw materials and capital goods to meet demand. Consumer and business spending increased and government spending on infrastructure building rose. Concerned that expansion was proceeding too rapidly, the Chinese government took steps (through the People's Bank of China) to restrain the availability of credit in order to slow the wheels of growth. So far, their intervention appears to have accomplished its goal--an orderly slowdown without any significant interruption to the nation's increased prosperity. In 2003, China's gross domestic product was estimated at between 9.5% and 10.0%. Morgan Stanley estimates that growth has slowed to 9.0% in 2004, with expectations for 7.5% growth in 2005.

Yet, many economists think that China needs to go further and adopt sweeping reforms that would lead to more effective, market-driven controls on the economy. It could also be advantageous for China to adopt a more flexible currency policy in order to regulate economic growth more effectively. Currently, the Chinese currency--the yuan--is pegged to the US dollar.

Stock markets lifted by favorable economic news

Across the board, the stock markets of the developing markets of Asia benefited from stronger economic growth. In general, stocks tied to domestic consumption, business expansion and construction spending were market leaders. However, some of the strongest performing markets in 2003 pulled back in 2004. Thailand, for example, gave back a portion of the outsized gains it logged in 2003. In Malaysia and Indonesia, performance remained positive, but slowed considerably. For the 12-month reporting period, the MSCI AC Asia ex Japan Index returned 14.92%.

Risks, opportunities ahead

Going forward, all eyes are on China, mindful that the slowdown it has engineered is likely to ripple through other developing Asian countries. However, the effects may not be felt until well into 2005. Inflation is another indicator that bears watching. India has already experienced a spike in inflation, and inflationary pressures appear to be building in Thailand. However, policy makers appear to be committed to adjusting monetary policy--but gradually. Some central banks have already raised interest rates in an effort to meet inflation head on. Others are poised to do so.

PORTFOLIO MANAGER'S REPORT
                          ------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Net asset value per share
as of 08/31/04 ($)
   Class A                     11.33
   Class B                     10.92
   Class C                     10.93
   Class T                     11.39
   Class Z                     11.36

Distributions declared per share
09/01/03 - 08/31/04 ($)
   Class A                     0.06
   Class B                     0.01
   Class C                     0.01
   Class T                     0.08
   Class Z                     0.08

Holdings discussed in this report
as of 08/31/04 (%)
   Xinao Gas Holdings           0.8%
   People's Food Holdings       0.7%
   Dr. Reddy's Laboratories     1.1%
   Infosys Technologies         3.0%
   Land & Houses Public         1.4%
   Kookmin Bank                 2.4%
   Samsung Fire & Marine
     Insurance                  1.6%

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.



For the 12-month period ended August 31, 2004, Columbia Newport Tiger Fund class A shares returned 11.27% without sales charge. This was less than the 14.92% return of the MSCI AC Asia ex Japan Index and the 13.93% average return of its peer group, the Lipper Pacific ex Japan Category.1

Most of the fund's underperformance occurred during the first half of the fiscal year when investors favored lower quality stocks over higher quality stocks. However, the performance gap began to close in the second half of the period as investors began to focus on companies with strong balance sheets and solid prospects for long-term growth. These are the types of companies in which the fund invests.

China's economic policy appears to be on track

Early in the period we cut back our allocation to China, as the government instituted policies designed to slow the country's robust economic growth. The underweight in China relative to the benchmark aided performance. When it became apparent that the government's efforts to cool the economy were meeting with success, we added to our China position. We focused on companies that we believe have the potential to benefit from the build-out of the infrastructure and the rise in domestic consumption. Two such companies are Xinao Gas Holdings, a gas distributor, and People's Food Holdings, which sells pork throughout the country. Xinao Gas Holdings made a positive contribution to return while People's Food Holdings lost ground.

Domestic events affected market results

Our investment themes of infrastructure development and consumer spending remained intact in India and Thailand. We built up allocations in both countries early in the fiscal year and maintained most of our positions during the remainder of the period despite disappointing performance. While some individual stocks performed well, these stock markets suffered because of internal problems. In India, for example, a surprise victory by the Congress Party in national elections was seen as a negative, because the Congress Party is thought by some to be unfriendly toward business. Indian generic drug maker Dr. Reddy's Laboratories, declined when big pharmaceutical companies began introducing their own generic drugs. By contrast, Infosys Technologies continued to benefit from the outsourcing trend. In Thailand, long-term holding Land & Houses Public detracted from results. The stock remains in the portfolio, because we believe the property market has the potential to pick up later in 2004 and Thailand's growth and demographics bode well for the property sector.

We added investments in Taiwan on the belief that corporate profits would rise on the strength of a recovering economy. While the economy remained poised for growth, the stock market was hurt by uncertainty over Taiwan's Presidential election and a downturn in the US technology sector.


1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund


Sidebar text: With these factors in mind, we have positioned the portfolio to benefit from Asia's many infrastructure development projects and from the potential emergence of a consumer society.



The fund benefited from our decision to remain underweight in Korea, which underperformed other Asian markets. Korea's domestic economy remains stalled, and investors fear that a slowdown in the US economy could reduce exports. In Korea, Kookmin Bank was one of the biggest disappointments. We plan to maintain the position in the portfolio until it reaches a more attractive valuation. On a more positive note, we found opportunity in the market downturn. We added Samsung Fire & Marine Insurance, Korea's largest insurance company, because we believed they were attractively valued.

Looking inward for opportunity

We see both positive factors and potential impediments to growth in Asia. On the positive side, we believe that deflation has ended and that interest rates and inflation could remain low. The economic expansion in China should be helpful to its neighbors. However, higher oil prices and a slower US economy are potential impediments to growth. With these factors in mind, we have positioned the portfolio to benefit from Asia's many infrastructure development projects and from the potential emergence of a consumer society.

Photo of: Eric Sandlund

Eric Sandlund has managed or co-managed the fund since August 2002. He has been the sole manager of the fund since March 2004. He joined the advisor and its predecessors in June 2002.

/s/ Eric Sandlund

Eric Sandlund

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

A concentration of investments in a specific sector, such as technology, may cause a fund to experience increased volatility.

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund


Common Stocks - 98.2%
CONSUMER DISCRETIONARY - 14.0%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                        Automobiles - 4.9%        Bajaj Auto Ltd.                                          44,107       888,249
                                                  Hyundai Motor Co.                                       165,840     7,180,805
                                                  Maruti Udyog Ltd.                                       403,329     3,324,829
                                                  PT Astra International                                5,721,500     3,882,173
                                                                                                Automobiles Total    15,276,056
                                                  -----------------------------------------------------------------------------
                       Distributors - 2.8%        Li & Fung Ltd.                                        6,650,000     8,607,075
                                                                                               Distributors Total     8,607,075
                                                  -----------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 1.3%        Genting Berhad                                          947,000     3,961,790
                                                                              Hotels, Restaurants & Leisure Total     3,961,790
                                                  -----------------------------------------------------------------------------
                              Media - 3.2%        Singapore Press Holdings Ltd.                         3,159,700     7,992,959
                                                  Television Broadcasts Ltd.                              523,000     2,168,745
                                                                                                      Media Total    10,161,704
                                                  -----------------------------------------------------------------------------
                   Specialty Retail - 1.8%        Esprit Holdings Ltd.                                  1,191,500     5,756,273
                                                                                           Specialty Retail Total     5,756,273
                                                                                                                    -----------
                                                                                     CONSUMER DISCRETIONARY TOTAL    43,762,898
CONSUMER STAPLES - 1.5%
------------------------------------------        -----------------------------------------------------------------------------
                      Food Products - 1.5%        People's Food Holdings Ltd.                           3,570,000     2,235,807
                                                  Thai Union Frozen Products Public Co., Ltd.           4,026,300     2,324,104
                                                                                              Food Products Total     4,559,911
                                                                                                                    -----------
                                                                                           CONSUMER STAPLES TOTAL     4,559,911
FINANCIALS - 38.9%
------------------------------------------        -----------------------------------------------------------------------------
                  Commercial Banks - 18.8%        Bangkok Bank Public Co., Ltd., NVDR (a)               3,083,800     6,891,587
                                                  Bank Rakyat Indonesia                                20,372,000     3,764,760
                                                  Chinatrust Financial Holding Co., Ltd.                6,317,111     6,709,183
                                                  Dah Sing Financial Group                                245,200     1,762,144
                                                  Hong Leong Bank Berhad                                4,423,800     5,796,915
                                                  Kasikornbank Public Co., Ltd., NVDR                   4,885,200     5,488,000
                                                  Kookmin Bank (a)                                        238,705     7,673,283
                                                  Oversea-Chinese Banking Corp., Ltd.                     456,000     3,551,323
                                                  Public Bank Berhad                                    2,779,756     4,973,176
                                                  Standard Chartered PLC (a)                              262,051     4,468,752
                                                  United Overseas Bank Ltd.                             1,014,000     7,899,813
                                                                                           Commercial Banks Total    58,978,936
                                                  -----------------------------------------------------------------------------
     Diversified Financial Services - 3.6%        Hong Leong Credit Berhad                                734,800       812,029
                                                  Housing Development Finance Corp., Ltd.                 863,134    10,367,450
                                                                             Diversified Financial Services Total    11,179,479
                                                  -----------------------------------------------------------------------------
                          Insurance - 2.7%        Cathay Financial Holding Co., Ltd.                    2,047,000     3,607,565
                                                  Samsung Fire & Marine Insurance Co., Ltd.                81,690     4,890,552
                                                                                                  Insurance Total     8,498,117
                                                  -----------------------------------------------------------------------------


                                    See Accompany Notes to Financial Statements.

                                        7

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund

Common Stocks - (continued)
FINANCIALS - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                       Real Estate - 13.8%        City Developments Ltd.                                1,791,500     6,674,693
                                                  Henderson Land Development Co., Ltd.                  1,499,000     7,354,959
                                                  Land and Houses Public Co., Ltd., NVDR               20,586,900     4,501,761
                                                  SM Prime Holdings, Inc.                              29,321,000     2,978,574
                                                  Sun Hung Kai Properties Ltd.                          1,770,000    16,527,487
                                                  Swire Pacific Ltd., Class A                             714,500     5,068,608
                                                                                                Real Estate Total    43,106,082
                                                                                                                    -----------
                                                                                                 FINANCIALS TOTAL   121,762,614
HEALTH CARE - 2.3%
------------------------------------------        -----------------------------------------------------------------------------
   Health Care Equipment & Supplies - 0.2%        Pihsiang Machinery Manufacturing Co., Ltd.              388,825       769,412
                                                                           Health Care Equipment & Supplies Total       769,412
                                                  -----------------------------------------------------------------------------
                    Pharmaceuticals - 2.1%        Dr. Reddy's Laboratories Ltd., ADR                      216,400     3,419,120
                                                  Ranbaxy Laboratories Ltd.                               153,818     3,181,481
                                                                                            Pharmaceuticals Total     6,600,601
                                                                                                                    -----------
                                                                                                HEALTH CARE TOTAL     7,370,013
INDUSTRIALS - 3.5%
------------------------------------------        -----------------------------------------------------------------------------
           Industrial Conglomerates - 2.4%        China Merchants Holdings International Co., Ltd.      2,446,000     3,710,431
                                                  Hutchison Whampoa Ltd.                                  471,100     3,713,933
                                                                                   Industrial Conglomerates Total     7,424,364
                                                  -----------------------------------------------------------------------------
                          Machinery - 0.4%        Bharat Forge Ltd.                                        75,678     1,196,805
                                                                                                  Machinery Total     1,196,805
                                                  -----------------------------------------------------------------------------
      Transportation Infrastructure - 0.7%        Zhejiang Expressway Co., Ltd., Class H                3,334,000     2,274,542
                                                                              Transportation Infrastructure Total     2,274,542
                                                                                                                    -----------
                                                                                                INDUSTRIALS TOTAL    10,895,711
INFORMATION TECHNOLOGY - 24.3%
------------------------------------------        -----------------------------------------------------------------------------
            Computers & Peripherals - 2.4%        Acer, Inc.                                            2,313,836     3,093,324
                                                  Lite-On Technology Corp.                              4,633,200     4,361,308
                                                                                    Computers & Peripherals Total     7,454,632
                                                  -----------------------------------------------------------------------------
 Electronic Equipment & Instruments - 4.9%        Hon Hai Precision Industry Co., Ltd.                  2,050,206     6,762,920
                                                  Interflex Co., Ltd.                                      75,189     1,661,778
                                                  MFS Technology Ltd.                                   3,268,500     1,446,383
                                                  Synnex Technology International Corp.                 1,582,900     2,369,238
                                                  Venture Corp., Ltd.                                     317,000     3,156,507
                                                                         Electronic Equipment & Instruments Total    15,396,826
                                                  -----------------------------------------------------------------------------
       Internet Software & Services - 1.3%        NCSoft Corp. (a)                                         55,690     4,041,120
                                                                               Internet Software & Services Total     4,041,120
                                                  -----------------------------------------------------------------------------
                        IT Services - 3.0%        Infosys Technologies Ltd.                               279,618     9,508,587
                                                                                                IT Services Total     9,508,587
                                                  -----------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment - 12.7%  MediaTek, Inc.                                          225,565     1,595,871
                                                  Samsung Electronics Co., Ltd.                            61,420    24,242,402
                                                  Taiwan Semiconductor Manufacturing Co., Ltd.          9,913,390    13,778,810
                                                                   Semiconductors & Semiconductor Equipment Total    39,617,083
                                                                                                                    -----------
                                                                                     INFORMATION TECHNOLOGY TOTAL    76,018,248


See Accompany Notes to Financial Statements.

                                       8

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund

Common Stocks - (continued)
MATERIALS - 2.2%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
             Construction Materials - 2.2%        Siam Cement Public Co., Ltd., NVDR                    1,271,900     6,968,478
                                                                                     Construction Materials Total     6,968,478
                                                                                                                    -----------
                                                                                                  MATERIALS TOTAL     6,968,478
TELECOMMUNICATION SERVICES - 7.3%
------------------------------------------        -----------------------------------------------------------------------------
Diversified Telecommunication Services - 1.1%     PT Telekomunikasi                                     4,473,000     3,648,136
                                                                     Diversified Telecommunication Services Total     3,648,136
                                                  -----------------------------------------------------------------------------
Wireless Telecommunication Services - 6.2%        China Mobile Ltd.                                     4,290,500    12,539,499
                                                  Taiwan Cellular Corp.                                 7,218,000     6,816,827
                                                                        Wireless Telecommunication Services Total    19,356,326
                                                                                                                    -----------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    23,004,462
UTILITIES - 4.2%
------------------------------------------        -----------------------------------------------------------------------------
                 Electric Utilities - 1.6%        Datang International Power Generation Co., Ltd., Class H3,032,000   2,357,656
                                                  Huaneng Power International, Inc., Class H            3,776,000     2,814,879
                                                                                         Electric Utilities Total     5,172,535
                                                  -----------------------------------------------------------------------------
                      Gas Utilities - 2.6%        Hong Kong & China Gas Co., Ltd.                       3,111,908     5,592,497
                                                  Xinao Gas Holdings Ltd. (a)                           4,806,000     2,401,067
                                                                                              Gas Utilities Total     7,993,564
                                                                                                                    -----------
                                                                                                  UTILITIES TOTAL    13,166,099
                                                                                                                    -----------
                                                  TOTAL COMMON STOCKS (Cost of $274,892,523)                        307,508,434

Warrants - 0.1%
FINANCIALS - 0.1%
------------------------------------------        -----------------------------------------------------------------------------
                        Real Estate - 0.1%        City Developments Ltd. (a)                              161,039       359,779
                                                                                                Real Estate Total       359,779
                                                                                                                    -----------
                                                                                                 FINANCIALS TOTAL       359,779
                                                                                                                    -----------
                                                  TOTAL WARRANTS (Cost of $0)                                           359,779
Rights - 0.0%
INDUSTRIALS - 0.0%
------------------------------------------        -----------------------------------------------------------------------------
                          Machinery - 0.0%        Bharat Forge Ltd. (a)                                     3,784        14,089
                                                                                                  Machinery Total        14,089
                                                                                                                    -----------
                                                                                                 INDUSTRIAL TOTAL        14,089
                                                                                                                    -----------
                                                  TOTAL RIGHTS (Total cost $0)                                           14,089


                                    See Accompany Notes to Financial Statements.

                                        9

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund

Short-Term Obligation - 0.8%
------------------------------------------        -----------------------------------------------------------------------------
                                                                                                          Par ($)     Value ($)
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 08/31/04, due 09/01/04
                                                  at 1.490%, collateralized by U.S. Treasury Notes
                                                  with maturities to 02/15/10, market value
                                                  $2,403,500 (repurchase proceeds $2,356,098)           2,356,000     2,356,000
                                                                                                                    -----------
                                                  TOTAL SHORT-TERM OBLIGATION (Cost of $2,356,000)                    2,356,000


                                                  Total Investments - 99.1%
                                                  (cost of $277,248,523) (b)                                        310,238,302

                                                  Other Assets & Liabilities, Net - 0.9%                              2,957,485

                                                  Net Assets - 100.0%                                               313,195,787

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $277,250,621.

   ACRONYM                   NAME
   -------                   ----
      ADR         American Depositary Receipt
     NVDR        Non-Voting Depositary Receipt

   Summary of Securities                                          % of Total
   by Country (unaudited)                 Value ($)               Investments
   ----------------------             ------------                -----------
   Hong Kong                            75,202,719                      24.3
   Taiwan                               49,864,457                      16.1
   South Korea                          49,689,940                      16.0
   Singapore                            33,317,264                      10.7
   India                                31,900,611                      10.3
   Thailand                             26,173,929                       8.4
   Malaysia                             15,543,909                       5.0
   Indonesia                            11,295,069                       3.6
   China                                 7,447,077                       2.4
   United Kingdom                        4,468,753                       1.4
   Philippines                           2,978,574                       1.0
   United States*                        2,356,000                       0.8
                                      ------------                   -------
                                       310,238,302                     100.0
                                      ------------                   -------

* Represents short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


See Accompany Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                                   ---------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund

                                                                                                                             ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    Assets        Investments, at cost                                              277,248,523
                                                                                                                    -----------
                                                  Investments, at value                                             310,238,302
                                                  Cash                                                                       78
                                                  Foreign currency (cost of $3,451,963)                               3,449,438
                                                  Receivable for:
                                                    Investments sold                                                  5,847,535
                                                    Fund shares sold                                                    100,274
                                                    Interest                                                                 98
                                                    Dividends                                                           974,415
                                                  Expense reimbursement due from Investment Advisor                      63,688
                                                  Deferred Trustees' compensation plan                                   22,933
                                                                                                                    -----------
                                                                                                      Total Assets  320,696,761
                                                  -----------------------------------------------------------------------------
                               Liabilities        Payable for:
                                                    Investments purchased                                             3,398,050
                                                    Fund shares repurchased                                             369,570
                                                    Investment advisory fee                                             225,379
                                                    Administration fee                                                   70,025
                                                    Transfer agent fee                                                  167,099
                                                    Pricing and bookkeeping fees                                         19,017
                                                    Trustees' fees                                                          218
                                                    Custody fee                                                          84,794
                                                    Distribution and service fees                                       100,298
                                                  Deferred Trustees' fees                                                22,933
                                                  Foreign capital gains tax payable                                   2,962,044
                                                  Other liabilities                                                      81,547
                                                                                                                    -----------
                                                                                                Total Liabilities     7,500,974

                                                                                                       Net Assets   313,195,787
                                                  -----------------------------------------------------------------------------
                 Composition of Net Assets        Paid-in capital                                                   448,011,478
                                                  Undistributed net investment income                                 1,154,750
                                                  Accumulated net realized loss                                   (165,993,502)
                                                  Net unrealized appreciation (depreciation) on:
                                                    Investments                                                      32,989,779
                                                    Foreign currency translations                                       (4,674)
                                                    Foreign capital gains tax                                       (2,962,044)
                                                                                                                    -----------
                                                                                                       Net Assets   313,195,787
                                                  -----------------------------------------------------------------------------
                                   Class A        Net assets                                                        159,488,820
                                                  Shares outstanding                                                 14,076,212
                                                  Net asset value per share                                            11.33(a)
                                                  Maximum offering price per share ($11.33/0.9425)                     12.02(b)
                                                  -----------------------------------------------------------------------------
                                   Class B        Net assets                                                         75,472,777
                                                  Shares outstanding                                                  6,911,378
                                                  Net asset value and offering price per share                         10.92(a)
                                                  -----------------------------------------------------------------------------
                                   Class C        Net assets                                                         25,233,810
                                                  Shares outstanding                                                  2,307,714
                                                  Net asset value and offering price per share                         10.93(a)
                                                  -----------------------------------------------------------------------------
                                   Class T        Net assets                                                         26,614,950
                                                  Shares outstanding                                                  2,336,133
                                                  Net asset value per share                                            11.39(a)
                                                  Maximum offering price per share ($11.39/0.9425)                     12.08(b)
                                                  -----------------------------------------------------------------------------
                                   Class Z        Net assets                                                         26,385,430
                                                  Shares outstanding                                                  2,321,892
                                                  Net asset value, offering and redemption price per share             11.36(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

                                    See Accompany Notes to Financial Statements.


STATEMENT OF OPERATIONS
                       ---------------------------------------------------------
For the Year Ended August 31, 2004                   Columbia Newport Tiger Fund

                                                                                                                             ($)
------------------------------------------        -----------------------------------------------------------------------------
                         Investment Income        Dividends                                                           9,963,418
                                                  Interest                                                               39,946
                                                                                                                   ------------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $1,182,588)                                            10,003,364

                                                  -----------------------------------------------------------------------------
                                  Expenses        Investment advisory fee                                             2,942,853
                                                  Administration fee                                                    897,618
                                                  Distribution fee:
                                                    Class B                                                             797,061
                                                    Class C                                                             197,314
                                                  Service fee:
                                                    Class A                                                             388,008
                                                    Class B                                                             265,687
                                                    Class C                                                              65,805
                                                  Transfer agent fee                                                  1,168,816
                                                  Pricing and bookkeeping fees                                          110,438
                                                  Trustees' fees                                                         16,062
                                                  Custody fee                                                           535,638
                                                  Non-recurring costs (See Note 8)                                       15,871
                                                  Other expenses                                                        344,846
                                                                                                                   ------------
                                                    Total Operating Expenses                                          7,746,017
                                                                                                                   ------------
                                                  Interest expense                                                          254
                                                    Total Gross Expenses                                              7,746,271
                                                                                                                   ------------
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (451,052)
                                                  Custody earnings credit                                                  (81)
                                                  Non-recurring cost assumed by Investment Advisor (See Note 8)        (15,871)
                                                                                                                   ------------
                                                    Net Expenses                                                      7,279,267
                                                                                                                   ------------
                                                  Net Investment Income                                               2,724,097
                                                  -----------------------------------------------------------------------------
               Net Realized and Unrealized        Net realized gain (loss) on:
               Gain (Loss) on Investments,          Investments                                                      53,988,729
                      Foreign Currency and          Foreign currency transactions                                     (357,485)
                 Foreign capital gains tax          Foreign capital gains tax                                       (1,175,173)
                                                                                                                   ------------
                                                    Net realized gain                                                52,456,071

                                                  Net change in unrealized appreciation/depreciation on:
                                                    Investments                                                    (12,964,498)
                                                    Foreign currency translations                                       (5,911)
                                                    Foreign capital gains tax                                         (711,775)
                                                                                                                   ------------
                                                    Net change in unrealized appreciation/depreciation             (13,682,184)
                                                  Net Gain                                                           38,773,887
                                                                                                                   ------------
                                                  Net Increase in Net Assets from Operations                         41,497,984


See Accompany Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                  ----------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund
                                                                                         Year Ended     Period Ended    Year Ended
                                                                                         August 31,      August 31,    December 31,
Increase (Decrease) in Net Assets                                                          2004 ($)      2003 ($)(a)      2002 ($)
------------------------------------------        ----------------------------------------------------------------------------------
                                Operations        Net investment income                    2,724,097       2,072,212       1,589,130
                                                  Net realized gain on investments,
                                                  foreign currency transactions and
                                                  foreign capital gains tax               52,456,071         176,561      12,769,984
                                                  Net change in unrealized appreciation/
                                                  depreciation on investments,
                                                  foreign currency translations and
                                                  foreign capital gains tax             (13,682,184)      71,941,084    (61,471,644)
                                                                                        --------------------------------------------
                                                    Net Increase (Decrease)
                                                    from Operations                       41,497,984      74,189,857    (47,112,530)
                                                  ----------------------------------------------------------------------------------
    Distributions Declared to Shareholders        From net investment income:
                                                    Class A                                (831,594)              --       (522,787)
                                                    Class B                                 (88,934)              --              --
                                                    Class C                                 (19,088)              --              --
                                                    Class T                                (212,355)              --       (179,551)
                                                    Class Z                                (507,109)              --       (667,756)
                                                                                        --------------------------------------------
                                                      Total Distributions Declared
                                                      to Shareholders                    (1,659,080)              --     (1,370,094)
                                                  ----------------------------------------------------------------------------------
                        Share Transactions        Class A:
                                                    Subscriptions                         76,583,422     131,510,550     643,189,834
                                                    Distributions reinvested                 736,922              --         463,247
                                                    Redemptions                         (63,211,242)   (135,540,145)   (698,824,493)
                                                                                        --------------------------------------------
                                                      Net Increase (Decrease)             14,109,102     (4,029,595)    (55,171,412)
                                                  Class B:
                                                    Subscriptions                          7,826,538       3,837,634       9,920,631
                                                    Distributions reinvested                  73,423              --              --
                                                    Redemptions                         (64,347,868)    (22,251,418)    (42,924,609)
                                                                                        --------------------------------------------
                                                      Net Decrease                      (56,447,907)    (18,413,784)    (33,003,978)
                                                  Class C:
                                                    Subscriptions                          8,349,434       9,575,621     43,515,160
                                                    Distributions reinvested                  14,267              --              --
                                                    Redemptions                          (8,061,406)    (11,445,140)    (48,691,339)
                                                                                        --------------------------------------------
                                                      Net Increase (Decrease)                302,295     (1,869,519)     (5,176,179)
                                                  Class T:
                                                    Subscriptions                            278,751          58,308        234,399
                                                    Distributions reinvested                 188,281              --        157,730
                                                    Redemptions                          (4,334,649)     (2,469,957)     (4,265,132)
                                                                                        --------------------------------------------
                                                      Net Decrease                       (3,867,617)     (2,411,649)    (3,873,003)
                                                  Class Z:
                                                    Subscriptions                          5,844,590      59,682,091    586,858,953
                                                    Distributions reinvested                 470,180              --        575,242
                                                    Redemptions                         (52,802,123)    (83,864,261)   (623,845,867)
                                                                                        --------------------------------------------
                                                      Net Decrease                      (46,487,353)    (24,182,170)    (36,411,672)
                                                    Net Decrease from
                                                    Share Transactions                  (92,391,480)    (50,906,717)   (133,636,244)
                                                                                        --------------------------------------------
                                                    Redemption fees                            1,780           9,941              --
                                                      Total Increase (Decrease) in
                                                      Net Assets                        (52,550,796)      23,293,081   (182,118,868)


(a)  The Fund has changed its fiscal year from December 31 to August 31.

                                    See Accompany Notes to Financial Statements.

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund
                                                                                        Year Ended     Period Ended   Year Ended
                                                                                        August 31,      August 31,   December 31,
                                                                                           2004          2003 (a)        2002
------------------------------------------        ----------------------------------------------------------------------------------
                                Net Assets        Beginning of period                   $365,746,583    $342,453,502    $524,572,370
                                                  End of period (including undistributed
                                                  (overdistributed) net investment income
                                                  of $1,154,750, $1,662,391 and
                                                  $(234,686), respectively)             $313,195,787    $365,746,583    $342,453,502

                         Changes in Shares        Class A:
                                                    Subscriptions                          6,737,793      15,939,086      71,066,481
                                                    Issued for distributions reinvested       65,914              --          54,370
                                                    Redemptions                          (5,611,266)    (16,360,254)    (76,814,494)
                                                                                        --------------------------------------------
                                                      Net Increase (Decrease)              1,192,441       (421,168)     (5,693,643)

                                                  Class B:
                                                    Subscriptions                            703,687         478,874       1,116,852
                                                    Issued for distributions reinvested        6,780              --              --
                                                    Redemptions                          (5,805,997)     (2,769,012)     (4,810,443)
                                                                                        --------------------------------------------
                                                      Net Decrease                       (5,095,530)     (2,290,138)     (3,693,591)

                                                  Class C:
                                                    Subscriptions                            763,277       1,191,289       5,104,039
                                                    Issued for distributions reinvested        1,315              --              --
                                                    Redemptions                            (739,255)     (1,420,516)     (5,657,106)
                                                                                        --------------------------------------------
                                                      Net Increase (Decrease)                 25,337       (229,227)       (553,067)

                                                  Class T:
                                                    Subscriptions                             24,700           7,033          26,459
                                                    Issued for distributions reinvested       16,780              --          18,448
                                                    Redemptions                            (377,383)       (298,398)       (460,186)
                                                                                        --------------------------------------------
                                                      Net Decrease                         (335,903)       (291,365)       (415,279)

                                                  Class Z:
                                                    Subscriptions                            501,244       7,168,711      65,769,295
                                                    Issued for distributions reinvested       42,018              --          67,517
                                                    Redemptions                          (4,535,587)    (10,345,294)    (69,376,873)
                                                                                        --------------------------------------------
                                                      Net Decrease                       (3,992,325)     (3,176,583)     (3,540,061)

(a)  The Fund has changed its fiscal year from December 31 to August 31.

See Accompany Notes to Financial Statements.

Notes to Financial Statements
                             ---------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund


Note 1. Organization

Columbia Newport Tiger Fund (the "Fund"), a series of Columbia Funds Trust VII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks capital appreciation by investing primarily in equity securities of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, China and the Philippines.

Fund Shares

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Tiger Fund to Columbia Newport Tiger Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VII to Columbia Funds Trust VII.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund



securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund


Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

    Undistributed          Accumulated            Paid-In
Net Investment Income   Net Realized Loss         Capital
--------------------------------------------------------------------------------
    $(1,532,658)           $1,532,658               $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004, August 31, 2003 and December 31, 2002, was as follows:

                        August 31, 2004   August 31, 2003    December 31, 2002
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary Income*       $1,659,080           $--              $1,370,094

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

    Undistributed         Undistributed
      Ordinary              Long-term         Net Unrealized
       Income             Capital Gains        Appreciation*
--------------------------------------------------------------------------------
     $1,184,173                $--              $32,983,007

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                   $ 61,183,058
    Unrealized depreciation                   (28,195,377)
--------------------------------------------------------------------------------
             Net unrealized appreciation      $ 32,987,681


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
--------------------------------------------------------------------------------
                2006                  $143,826,658
--------------------------------------------------------------------------------
                2007                    22,164,746
--------------------------------------------------------------------------------
                                      $165,991,404
--------------------------------------------------------------------------------

Capital loss carryforwards of $53,966,329 were utilized during the year ended August 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
--------------------------------------------------------------------------------
         First $100 million               1.00%
--------------------------------------------------------------------------------
          Next $1.4 billion               0.75%
--------------------------------------------------------------------------------
          Next $1.0 billion               0.70%
--------------------------------------------------------------------------------
          Over $2.5 billion               0.65%
--------------------------------------------------------------------------------


For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.82%.

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund



Administration Fees

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.031%.

Transfer Agent Fees

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.33%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts of $35,725 and $1,225 on sales of the Fund's Class A and Class T shares, respectively. The Distributor has also received CDSC fees of $19,550, $93,049 and $6,618 on Class A, Class B and Class C share redemptions, respectively for the period.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund


Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,869 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $111,840,539 and $206,047,703, respectively.

Note 6. Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the year ended August 31, 2004, the redemption fees for the Class Z shares of the Fund amounted to $1,780.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the average daily loan balance outstanding on days where borrowing existed was $3,000,000 at a weighted average interest rate of 1.563%.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Fund's investments are concentrated in the Tiger countries of Asia, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts

--------------------------------------------------------------------------------
August 31, 2004                                      Columbia Newport Tiger Fund


against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended August 31, 2004, Columbia has assumed $15,871 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Comparability of Financial Statements

The fiscal year end of the Fund was changed from December 31 to August 31.

Note 10. Subsequent Event

In late September, India's Ministry of Finance confirmed that, effective October 1, 2004, the tax on long-term capital gains was eliminated and the short-term capital gains tax rate was reduced from 33.66% to 11.22%. The impact of the change will result in a reduction in the foreign capital gains tax payable and a corresponding increase in net asset value of the Fund as follows:

               Amount:                  $ 940,682
--------------------------------------------------------------------------------
             Per-share:                   $  0.03

Additionally, effective October 1, 2004, India's Ministry of Finance charges a securities transactions tax, levied at the rate of 0.075% on the value of all equity securities transactions traded on a recognized Indian stock exchange. The transaction tax will be included in the net amount of purchases and sales of securities.

Financial Highlights
                    ------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

                                               Year           Period
                                               Ended           Ended                           Year Ended December 31,
                                             August 31,       August 31,        ----------------------------------------------------
Class A Shares                                  2004           2003 (a)            2002           2001           2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  10.24         $   8.14          $   9.38       $  11.34       $  13.47    $   7.78
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                        0.13             0.07              0.05           0.08           0.01        0.09
Net realized and unrealized gain (loss)
on investments and foreign currency
and foreign capital gains tax                    1.02             2.03             (1.25)         (1.95)         (2.14)       5.60
                                             --------------   ---------------   -------------  -------------  ---------   ----------
Total from Investment Operations                 1.15             2.10             (1.20)         (1.87)         (2.13)       5.69
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                      (0.06)              --             (0.04)         (0.09)            --          --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees:
Redemption fees added to paid in capital           --(b)(c)         --                --             --             --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  11.33         $  10.24          $   8.14       $   9.38       $  11.34    $  13.47
Total return (d)                                11.27%(e)        25.80%(e)(f)     (12.83)%(e)    (16.55)%(e)    (15.81)%     73.14%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (g)                           1.80%            1.80%(h)          1.80%          1.80%          1.71%       1.77%
Interest expense                                   --%(i)           --%(h)(i)       0.01%            --%(i)         --          --
Expenses (g)                                     1.80%            1.80%(h)          1.81%          1.80%          1.71%       1.77%
Net investment income (g)                        1.18%            1.21%(h)          0.54%          0.75%          0.07%       0.97%
Waiver/reimbursement                             0.13%            0.20%(h)          0.07%            --%(i)         --          --
Portfolio turnover rate                            32%              18%(f)            25%            12%            25%         14%
Net assets, end of period (000's)            $159,489         $131,974          $108,240       $178,145       $321,671    $403,082
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:
                                                 Year            Period
                                                 Ended           Ended                       Year Ended December 31,
                                              August 31,        August 31,      ----------------------------------------------------
Class B Shares                                   2004            2003 (a)          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  9.90          $   7.90          $  9.14        $ 11.05        $  13.23    $    7.70
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                0.01              0.03            (0.02)            --(c)        (0.08)        0.02
Net realized and unrealized gain (loss)
on investments and foreign currency
and foreign capital gains tax                   1.02              1.97            (1.22)         (1.89)          (2.10)        5.51
                                             -------------    ---------------   -------------  ------------   ---------   ----------
Total from Investment Operations                1.03              2.00            (1.24)         (1.89)          (2.18)        5.53
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:   (0.01)               --               --          (0.02)             --           --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees:
Redemption fees added to paid in capital          --(b)(c)          --               --             --              --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 10.92          $   9.90          $  7.90        $  9.14        $  11.05    $   13.23
Total return (d)                               10.38%(e)         25.32%(e)(f)    (13.57)%(e)    (17.12)%(e)     (16.48)%      71.82%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (g)                          2.55%             2.55%(h)         2.55%           2.55%          2.46%       2.52%
Interest expense                                  --%(i)           --%(h)(i)       0.01%             --%(i)         --          --
Expenses (g)                                    2.55%            2.55%(h)          2.56%           2.55%          2.46%       2.52%
Net investment income (loss) (g)                0.07%            0.49%(h)         (0.21)%            --%(i)      (0.68)%      0.22%
Waiver/reimbursement                            0.13%            0.20%(h)          0.07%             --%(i)         --          --
Portfolio turnover rate                           32%              18%(f)            25%             12%            25%         14%
Net assets, end of period (000's)            $75,473          $118,849          $112,942       $164,354       $265,219    $407,179
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:
                                                  Year         Period
                                                  Ended         Ended                         Year Ended December 31,
                                               August 31,    August 31,         ----------------------------------------------------
Class C Shares                                    2004        2003 (a)              2002           2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  9.91          $   7.91          $   9.15       $ 11.07        $ 13.25     $   7.71
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                0.04              0.03             (0.02)           --(c)       (0.08)        0.02
Net realized and unrealized gain (loss)
on investments and foreign currency
and foreign capital gain tax                    0.99              1.97             (1.22)        (1.90)         (2.10)        5.52
                                             -------------    ---------------   -------------  ------------   ---------   ----------
Total from Investment Operations                1.03              2.00             (1.24)        (1.90)         (2.18)        5.54
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                     (0.01)               --                --         (0.02)            --          --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees:
Redemption fees added to paid in capital          --(b)(c)          --                --            --             --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 10.93          $   9.91          $   7.91       $  9.15        $ 11.07     $ 13.25
Total return (d)                               10.37%(e)         25.28%(e)(f)     (13.55)%(e)   (17.18)%(e)    (16.45)%     71.85%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (g)                          2.55%             2.55%(h)         2.55%          2.55%          2.46%       2.52%
Interest expense                                  --%(i)            --%(h)(i)      0.01%            --%(i)         --          --
Expenses (g)                                    2.55%             2.55%(h)         2.56%          2.55%          2.46%       2.52%
Net investment income (loss) (g)                0.36%             0.49%(h)        (0.21)%           --%(i)      (0.68)%      0.22%
Waiver/reimbursement                            0.13%             0.20%(h)         0.07%            --%(i)         --          --
Portfolio turnover rate                           32%               18%(f)           25%            12%            25%         14%
Net assets, end of period (000's)            $25,234          $ 22,619          $19,866        $28,036        $42,897     $73,038
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:
                                                  Year            Period
                                                  Ended            Ended                      Year Ended December 31,
                                               August 31,        August 31,      ---------------------------------------------------
Class T Shares                                    2004            2003 (a)        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $ 10.29         $   8.16           $  9.41       $  11.38       $ 13.48        $ 7.77
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                        0.15             0.08              0.08           0.10          0.04          0.12
Net realized and unrealized gain (loss)
on investments and foreign currency
and foreign capital gains tax                    1.03             2.05             (1.27)         (1.96)        (2.14)         5.59
                                              -------------    ---------------   ------------  ------------   ---------   ----------
Total from Investment Operations                 1.18             2.13             (1.19)         (1.86)        (2.10)         5.71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                      (0.08)              --             (0.06)         (0.11)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees:
Redemption fees added to paid
in capital                                         --(b)(c)         --                --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 11.39         $  10.29           $  8.16        $  9.41       $ 11.38       $ 13.48
Total return (d)                                11.50%(e)        26.10%(e)(f)     (12.68)%(e)    (16.39)%(e)   (15.58)%       73.49%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (g)                           1.55%            1.55%(h)          1.55%          1.55%         1.46%         1.52%
Interest expense                                   --%(i)           --%(h)(i)       0.01%            --%(i)        --            --
Expenses (g)                                     1.55%            1.55%(h)          1.56%          1.55%         1.46%         1.52%
Net investment income (g)                        1.30%            1.50%(h)          0.79%          1.00%         0.32%         1.22%
Waiver/reimbursement                             0.13%            0.20%(h)          0.07%            --%(i)        --            --
Portfolio turnover rate                            32%              18%(f)            25%            12%           25%           14%
Net assets, end of period (000's)             $26,615          $27,501           $24,180        $31,782       $46,733       $69,503
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:
                                                 Year          Period
                                                Ended           Ended                        Year Ended December 31,
                                              August 31,      August 31,       -----------------------------------------------------
Class Z Shares                                   2004          2003 (a)            2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $ 10.26          $   8.14          $  9.38       $ 11.35       $  13.46      $   7.75
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                        0.09              0.07             0.08          0.10           0.04          0.12
Net realized and unrealized gain (loss)
on investments and foreign currency
and foreign capital gain tax                     1.09              2.05            (1.26)        (1.96)         (2.15)         5.59
                                              -------------    ---------------   ------------  ------------  ----------   ----------
Total from Investment Operations                 1.18              2.12            (1.18)        (1.86)         (2.11)         5.71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                      (0.08)               --            (0.06)        (0.11)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees:
Redemption fees added to paid in capital           --(b)(c)          --(b)(c)         --            --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 11.36           $ 10.26          $  8.14       $  9.38       $  11.35      $  13.46
Total return (d)                                11.53%(e)         26.04%(e)(f)    (12.61)%(e)   (16.43)%(e)    (15.68)%       73.68%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Operating expenses (g)                           1.55%             1.55%(h)         1.55%          1.55%         1.46%         1.52%
Interest expense                                   --%(i)            --%(h)(i)      0.01%            --%(i)        --            --
Expenses (g)                                     1.55%             1.55%(h)         1.56%          1.55%         1.46%         1.52%
Net investment income (g)                        0.82%             1.31%(h)         0.79%          1.00%         0.32%         1.22%
Waiver/reimbursement                             0.13%             0.20%(h)         0.07%            --%(i)        --            --
Portfolio turnover rate                            32%               18%(f)           25%            12%           25%           14%
Net assets, end of period (000's)             $26,385           $64,803          $77,225       $122,255      $157,606      $214,498
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                       -------------------------
                                                     Columbia Newport Tiger Fund

To the Trustees of Columbia Funds Trust VII and the Shareholders of Columbia Newport Tiger Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Newport Tiger Fund (the "Fund") (a series of Columbia Funds Trust VII) at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2004

UNAUDITED INFORMATION
                     -----------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended August 31, 2004, amounting to $2,357,761 ($0.08 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

Gross income derived from sources within foreign countries amounted to $11,146,005 ($0.40 per share) for the fiscal year ended August 31, 2004.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

TRUSTEES
        ------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund


Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 48)                    Executive Vice President - Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                             2002; Executive Vice President and  Chief Financial Officer of United Airlines from
Trustee (since 1996)                          March 1999 to September 2001; Senior Vice President - Finance from March 1993 to July
                                              1999). Oversees 118, Orbitz, Inc. (on-line travel company)

                                              --------------------------------------------------------------------------------------
Janet Langford Kelly (Age 46)                 Adjunct Professor of Law, Northwestern University since September 2004, Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                          March 2004; Executive Vice President - Corporate Development and Administration,
                                              General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                              1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                              September 1999). Oversees 118, None

                                              --------------------------------------------------------------------------------------
Richard W. Lowry (Age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 1203, None
Vero Beach, FL 32963
Trustee (since 1995)

                                              --------------------------------------------------------------------------------------
Charles R. Nelson (Age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                       Van Voorhis Professor of Political Economy, University of Washington, since September,
University of Washington                      1993 (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                             from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                          Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                              Banking, since September 1993; consultant on econometric and statistical matters.
                                              Oversees 118, None

                                              --------------------------------------------------------------------------------------
John J. Neuhauser (Age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                  1999). Oversees 1213,4, Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                              --------------------------------------------------------------------------------------

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  Complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

Patrick J. Simpson (Age 60)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                              --------------------------------------------------------------------------------------
Thomas E. Stitzel (Age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                               118, None.
Trustee (since 1998)
                                              --------------------------------------------------------------------------------------
Thomas C. Theobald (Age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
303 W. Madison                                September 2004 (formerly Managing Director, William Blair Capital Partners (private
Suite 2500                                    equity investing) from September 1994 to September 2004). Oversees 118, Anixter
Chicago, IL 60606                             International (network support equipment distributor); Ventas, Inc. (real estate
Trustee and Chairman of the Board5            investment trust); Jones Lang LaSalle (real estate management services) and  MONY
(since 1996)                                  Group (life insurance)
                                              --------------------------------------------------------------------------------------
Anne-Lee Verville (Age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 1194, Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)
                                              --------------------------------------------------------------------------------------
Richard L. Woolworth (Age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                          Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

William E. Mayer2 (Age 64)                    Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                    1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                            service provider); First Health (healthcare); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                          Solutions (retail industry technology provider)
                                              --------------------------------------------------------------------------------------


(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
        ------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed
to office                                        Principal occupation(s) during past five years

Christopher L. Wilson (Age 47)                   President of the Columbia Funds since October 2004 (formerly President and Chief
One Financial Center                             Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to
Boston, MA 02111                                 August 2004).
President (since 2004)
                                                 -----------------------------------------------------------------------------------
J. Kevin Connaughton (Age 40)                    Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                             2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                 Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                           Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                 Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December 2002
                                                 (formerly Vice President of Colonial Management Associates, Inc. from February
                                                 1998 to October, 2000).
                                                 -----------------------------------------------------------------------------------
Mary Joan Hoene (Age 54)                         Senior Vice President and Chief Compliance Officer of the Columbia Funds since
40 West 57th Street                              August 2004; Chief Compliance Officer of the Liberty All-Star Funds since August
New York, NY 10019                               2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August,
Senior Vice President and                        2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000;
Chief Compliance Officer                         Vice President and Counsel, Equitable Life Assurance Society of the United States
(since 2004)                                     from April 1998 to November 1999).
                                                 -----------------------------------------------------------------------------------
Michael G. Clarke (Age 34)                       Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                             since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                 All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June 2002 to
Chief Accounting Officer                         May 2004; Vice President, Product Strategy & Development of the Liberty Funds Group
(since 2004)                                     from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of
                                                 the Liberty All-Star Funds from August 1999 to February, 2001; Audit Manager,
                                                 Deloitte & Toche LLP from May 1997 to August 1999).
                                                 -----------------------------------------------------------------------------------
Jeffrey R. Coleman (Age 34)                      Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                             2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                 Deputy Treasurer of the CDC Nvest Funds  and Loomis Sayles Funds from February 2003
Controller (since 2004)                          to September 2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                                 Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February
                                                 2003; Tax Manager of PFPC, Inc. from November 1996 to August 2000).
                                                 -----------------------------------------------------------------------------------
David A. Rozenson (Age 50)                       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                             2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial
Boston, MA 02111                                 Corporation) since January 1996; Associate General Counsel, Columbia Management
Secretary (since 2003)                           Group since November 2002.
                                                 -----------------------------------------------------------------------------------

COLUMBIA FUNDS
              ------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

                                         ---------------------------------------
                       Large Growth      Columbia Common Stock
                                         Columbia Growth
                                         Columbia Growth Stock
                                         Columbia Large Cap Growth
                                         Columbia Tax-Managed Growth
                                         Columbia Tax-Managed Growth II
                                         Columbia Young Investor
                                         ---------------------------------------
                        Large Value      Columbia Disciplined Value
                                         Columbia Growth & Income
                                         Columbia Large Cap Core
                                         Columbia Tax-Managed Value
                                         ---------------------------------------
                      Midcap Growth      Columbia Acorn Select
                                         Columbia Mid Cap Growth
                                         Columbia Tax-Managed Aggressive Growth
                                         ---------------------------------------
                       Midcap Value      Columbia Dividend Income
                                         Columbia Mid Cap
                                         Columbia Strategic Investor
                                         ---------------------------------------
                       Small Growth      Columbia Acorn
                                         Columbia Acorn USA
                                         Columbia Small Company Equity
                                         ---------------------------------------
                        Small Value      Columbia Small Cap
                                         Columbia Small Cap Value
                                         ---------------------------------------
                           Balanced      Columbia Asset Allocation
                                         Columbia Balanced
                                         Columbia Liberty Fund
                                         ---------------------------------------
                          Specialty      Columbia Real Estate Equity
                                         Columbia Technology
                                         Columbia Utilities
                                         ---------------------------------------
               Taxable Fixed-Income      Columbia Contrarian Income
                                         Columbia Corporate Bond
                                         Columbia Federal Securities
                                         Columbia Fixed Income Securities
                                         Columbia High Yield
                                         Columbia High Yield Opportunities
                                         Columbia Income
                                         Columbia Intermediate Bond
                                         Columbia Intermediate Government Income
                                         Columbia Quality Plus Bond
                                         Columbia Short Term Bond
                                         Columbia Strategic Income
                                         ---------------------------------------
                         Tax Exempt      Columbia High Yield Municipal
                                         Columbia Intermediate Tax-Exempt Bond
                                         Columbia Managed Municipals
                                         Columbia National Municipal Bond
                                         Columbia Tax-Exempt
                                         Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                                                     Columbia Newport Tiger Fund

                                         ---------------------------------------
            Single State Tax Exempt      Columbia California Tax-Exempt
                                         Columbia Connecticut Intermediate Municipal Bond
                                         Columbia Connecticut Tax-Exempt
                                         Columbia Florida Intermediate Municipal Bond
                                         Columbia Massachusetts Intermediate Municipal Bond
                                         Columbia Massachusetts Tax-Exempt
                                         Columbia New Jersey Intermediate Municipal Bond
                                         Columbia New York Intermediate Municipal Bond
                                         Columbia New York Tax-Exempt
                                         Columbia Oregon Municipal Bond
                                         Columbia Pennsylvania Intermediate Municipal Bond
                                         Columbia Rhode Island Intermediate Municipal Bond
                                         ---------------------------------------
                       Money Market      Columbia Money Market
                                         Columbia Municipal Money Market
                                         ---------------------------------------
               International/Global      Columbia Acorn International
                                         Columbia Acorn International Select
                                         Columbia Europe
                                         Columbia Global Equity
                                         Columbia International Equity
                                         Columbia International Stock
                                         Columbia Newport Asia Pacific
                                         Columbia Newport Greater China
                                         Columbia Newport Tiger
                                         ---------------------------------------
                              Index      Columbia Large Company Index
                                         Columbia Small Company Index
                                         Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.



For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., a registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                       -----------------------------------------
                                                     Columbia Newport Tiger Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Photo of: hand on keyboard
eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.



Columbia Newport Tiger Fund  Annual Report, August 31, 2004


Logo: Columbia Funds

A Member of Columbia Management Group

(C) 2004 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                   -------------
                                                     PRSRT STD
                                                   U.S. Postage
                                                       PAID
                                                   Holliston, MA
                                                   Permit NO. 20
                                                   -------------

                                                732-02/771S-0904 (10/04) 04/2924

[GRAPHIC]

COLUMBIA EUROPE FUND
ANNUAL REPORT
AUGUST 31, 2004


[COLUMBIAFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                     1

Performance Information                                          2

Understanding Your Expenses                                      3

Economic Update                                                  4

Portfolio Managers' Report                                       5

Financial Statements                                             7

   Investment Portfolio                                          8

   Statement of Assets and Liabilities                          13

   Statement of Operations                                      14

   Statement of Changes in Net Assets                           15

   Notes to Financial Statements                                16

   Financial Highlights                                         22

Report of Independent
Registered Public Accounting Firm                               26

Unaudited Information                                           27

Trustees                                                        28

Officers                                                        30

Columbia Funds                                                  31

Important Information
About This Report                                               33


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC    MAY LOSE VALUE
INSURED   -----------------
          NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                            COLUMBIA EUROPE FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27,
2004.

FUND PROFILE

                                                            COLUMBIA EUROPE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 08/31/04 (%)

   United Kingdom                    34.6
   France                            15.8
   Germany                            9.8
   Switzerland                        9.0
   Netherlands                        5.3

SECTORS AS OF 08/31/04 (%)

   Financials                        22.6
   Health Care                       14.4
   Consumer - Discretionary          14.2
   Consumer - Staples                10.9
   Industrials                        9.8

TOP 10 HOLDINGS AS OF 08/31/04 (%)

   Reckitt Benckiser                  2.7
   Sanofi-Aventis                     2.6
   BP PLC                             2.6
   Novartis                           2.6
   ENI                                2.5
   ING Groep                          2.4
   Royal Bank of Scotland Group       2.3
   Total                              2.2
   Vodafone Group                     2.2
   GlaxoSmithKline                    2.2


   Country breakdowns, sectors and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

   The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 08/31/04.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 21.94% WITHOUT SALES CHARGE.

- STRONG ECONOMIC GROWTH AND A WEAK DOLLAR HELPED THE FUND, ITS BENCHMARK AND PEER GROUP ACHIEVE DOUBLE-DIGIT RETURNS FOR THE PERIOD.

- THE FUND TRAILED ITS BENCHMARK BY LESS THAN TWO PERCENTAGE POINTS, PRIMARILY BECAUSE WE MOVED INTO MEDIA STOCKS WHILE PRICES WERE STILL FALLING AND BECAUSE OUR EXPOSURE TO ENERGY WAS LOWER THAN THE INDEX. ENERGY WAS THE BEST-PERFORMING AREA OF THE MARKET.

CLASS A SHARES       21.94%
MSCI EUROPE INDEX    23.13%

                                    OBJECTIVE

 Seeks long-term growth by investing primarily in equity securities of European issuers

                                TOTAL NET ASSETS

                                  $3.5 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                            COLUMBIA EUROPE FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 11/08/99 - 08/31/04

                       CLASS A SHARES WITHOUT SALES CHARGE     CLASS A SHARES WITH SALES CHARGE       MSCI EUROPE INDEX
11/8/1999                          $     10,000                          $      9,425                    $     10,000
11/30/1999                         $     10,707                          $     10,091                    $     10,175
12/31/1999                         $     12,527                          $     11,807                    $     11,218
1/31/2000                          $     11,733                          $     11,058                    $     10,419
2/29/2000                          $     13,621                          $     12,838                    $     10,962
3/31/2000                          $     12,933                          $     12,189                    $     11,226
4/30/2000                          $     12,197                          $     11,496                    $     10,731
5/31/2000                          $     11,887                          $     11,204                    $     10,643
6/30/2000                          $     11,771                          $     11,094                    $     10,872
7/31/2000                          $     11,877                          $     11,194                    $     10,698
8/31/2000                          $     11,867                          $     11,185                    $     10,572
9/30/2000                          $     11,490                          $     10,829                    $     10,077
10/31/2000                         $     11,151                          $     10,510                    $     10,000
11/30/2000                         $     10,628                          $     10,017                    $      9,613
12/31/2000                         $     11,373                          $     10,719                    $     10,276
1/31/2001                          $     10,948                          $     10,318                    $     10,281
2/28/2001                          $     10,116                          $      9,534                    $      9,378
3/31/2001                          $      9,128                          $      8,603                    $      8,679
4/30/2001                          $      9,564                          $      9,014                    $      9,296
5/31/2001                          $      9,195                          $      8,667                    $      8,842
6/30/2001                          $      9,089                          $      8,566                    $      8,508
7/31/2001                          $      9,021                          $      8,502                    $      8,529
8/31/2001                          $      9,108                          $      8,584                    $      8,307
9/30/2001                          $      8,324                          $      7,845                    $      7,478
10/31/2001                         $      8,305                          $      7,827                    $      7,716
11/30/2001                         $      8,469                          $      7,982                    $      8,026
12/31/2001                         $      8,663                          $      8,165                    $      8,231
1/31/2002                          $      8,237                          $      7,763                    $      8,447
2/28/2002                          $      8,266                          $      7,790                    $      7,800
3/31/2002                          $      8,527                          $      8,037                    $      8,222
4/30/2002                          $      8,440                          $      7,955                    $      8,160
5/31/2002                          $      8,237                          $      7,763                    $      8,134
6/30/2002                          $      8,111                          $      7,644                    $      7,852
7/31/2002                          $      7,230                          $      6,814                    $      6,978
8/31/2002                          $      7,181                          $      6,768                    $      6,977
9/30/2002                          $      6,417                          $      6,048                    $      6,059
10/31/2002                         $      6,775                          $      6,385                    $      6,645
11/30/2002                         $      7,046                          $      6,640                    $      6,971
12/31/2002                         $      6,745                          $      6,358                    $      6,718
1/31/2003                          $      6,455                          $      6,084                    $      6,400
2/28/2003                          $      6,388                          $      6,020                    $      6,191
3/31/2003                          $      6,427                          $      6,057                    $      6,099
4/30/2003                          $      7,007                          $      6,605                    $      6,922
5/31/2003                          $      7,443                          $      7,015                    $      7,371
6/30/2003                          $      7,395                          $      6,970                    $      7,442
7/31/2003                          $      7,540                          $      7,106                    $      7,593
8/31/2003                          $      7,588                          $      7,152                    $      7,579
9/30/2003                          $      7,666                          $      7,225                    $      7,732
10/31/2003                         $      8,333                          $      7,854                    $      8,250
11/30/2003                         $      8,652                          $      8,155                    $      8,601
12/31/2003                         $      9,204                          $      8,675                    $      9,307
1/31/2004                          $      9,320                          $      8,784                    $      9,416
2/29/2004                          $      9,649                          $      9,095                    $      9,692
3/31/2004                          $      9,378                          $      8,839                    $      9,390
4/30/2004                          $      9,340                          $      8,803                    $      9,312
5/31/2004                          $      9,427                          $      8,885                    $      9,463
6/30/2004                          $      9,562                          $      9,013                    $      9,589
7/31/2004                          $      9,243                          $      8,712                    $      9,326
8/31/2004                          $      9,255                          $      8,722                    $      9,333

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 8, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

SHARE CLASS                                A                  B                  C            Z
INCEPTION                              11/08/99           11/08/99          11/08/99       11/08/99
SALES CHARGE                       WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
1-YEAR                              21.94    14.93     21.02    16.02     20.93    19.93     22.13
LIFE                                -1.59    -2.79     -2.35    -2.76     -2.53    -2.53     -1.15

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

SHARE CLASS                                A                  B                 C             Z
SALES CHARGE                       WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
1-YEAR                              29.32    21.88     28.44    23.44    28.22     27.22    29.49
LIFE                                -0.95    -2.21     -1.72    -2.14    -1.90     -1.90    -0.48

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 11/08/99 - 08/31/04 ($)

SALES CHARGE:    WITHOUT    WITH
Class A           9,255     8,722
Class B           8,916     8,737
Class C           8,838     8,838
Class Z           9,458       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                            COLUMBIA EUROPE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

                 ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID            FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
                 ACTUAL   HYPOTHETICAL        ACTUAL    HYPOTHETICAL      ACTUAL   HYPOTHETICAL
CLASS A         1,000.00    1,000.00           959.33     1,016.54          8.42       8.67                   1.71
CLASS B         1,000.00    1,000.00           955.71     1,012.77         12.09      12.45                   2.46
CLASS C         1,000.00    1,000.00           955.31     1,012.77         12.09      12.45                   2.46
CLASS Z         1,000.00    1,000.00           960.28     1,017.80          7.19       7.41                   1.46

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                            COLUMBIA EUROPE FUND

During the period that began September 1, 2003 and ended August 31, 2004, the economies of Europe participated in a worldwide economic rebound. However, European economic growth averaged 2.1% compared to 4.7% for the global economy and 3.5% for the industrialized world. Forecasts for 2005 call for another year of single-digit growth in the region known as the EURO ZONE, because it shares the euro as a common currency. Growth in selected areas, such as France, Greece, and the United Kingdom is expected to be slightly higher.(1)

SLUGGISH LABOR MARKET CLOUDS THE EUROPEAN RECOVERY

Across the euro zone, manufacturing activity has improved, but it has failed to spur much in the way of corresponding gains in employment. One reason is that European manufacturers now appear to have the upper hand in negotiating with labor unions. Once uncompetitive because of the high wages they were forced to pay, European manufacturers have become leaner and more efficient in recent years. Labor unions are being forced to agree to wage and workweek concessions, a process that could go on for some time.

Timing is another reason for Europe's sluggish labor market. Job growth typically lags production increases in an economic recovery. In that regard, it is worth noting that unemployment appears to have stabilized in Germany, and across the euro zone, business intentions to add staff have moved higher. In France, unemployment has already started to fall. France has experienced a downturn in export activity, but strong domestic demand helped propel French economic growth higher than the region's average in 2004. Both household and business spending fueled a surge in imports. The production of the Airbus A380, which is scheduled for 2005, is also driving expectations in France.

HIGHER GROWTH IN THE UK

Economic growth in the United Kingdom was higher than in the euro zone. However, consumer spending slowed in the final months of the period and housing-market activity decelerated as interest rates edged higher. Lackluster growth in the euro zone, which is the United Kingdom's largest trading partner, has also put the damper on UK exports. With the economy losing steam and no clear threat of inflation, speculation is growing that future rate hikes could be on hold. Yet, UK growth is expected to remain higher than for European economies.

EUROPE'S STOCK MARKETS REBOUND

Despite mediocre economic results, Europe's stock markets logged double-digit gains for the 12-month reporting period. The MSCI Europe Index returned 23.13%. However, most of those gains were achieved in the first half of the period. Concerns about terrorism, higher energy prices and a potential slowdown in US consumer spending weighed on investors as the period wore on. Slower spending in the United States would have a negative impact on European exports, which account for a substantial percentage of the region's economic activity. Within the euro zone, stock markets in Spain, Austria and Greece continued to move higher in 2004. The UK's equity market has also registered a positive, albeit small, return so far this year.


(1)  As estimated by Morgan Stanley.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2004

- IMPROVED ECONOMIC GROWTH HELPED THE STOCK MARKETS OF EUROPE GENERATE DOUBLE-DIGIT GAINS FOR THE PERIOD. THE MSCI EUROPE INDEX, WHICH TRACKS THE PERFORMANCE OF COMMON STOCKS IN THE DEVELOPED MARKETS OF EUROPE, RETURNED 23.13%.

MSCI EUROPE INDEX               23.13%

- GDP GROWTH IN THE EURO ZONE WAS SLOWER THAN IN THE UNITED STATES, JAPAN AND OTHER DEVELOPED MARKETS. LACKLUSTER CONSUMER SPENDING RESTRAINED GROWTH.

- ECONOMIC GROWTH WAS STRONGER IN THE UNITED KINGDOM, BUT THE PACE SLOWED NEAR THE END OF THE PERIOD.


The MSCI Europe Index is a broad-based, unmanaged index that tracks the performance of common stocks in the developed markets of Europe.

PORTFOLIO MANAGERS' REPORT

                                                            COLUMBIA EUROPE FUND

For the 12-month period ended August 31, 2004, Columbia Europe Fund class A shares returned 21.94% without sales charge. The fund trailed its benchmark, the MSCI Europe Index, which returned 23.13% for the period. The fund's return was modestly below the 22.34% average return of its peer group, the Lipper European Region Funds Category.(2) Strong economic growth and a weak dollar helped the fund, its index and peer group achieve these attractive returns. However, the fund trailed the index and peer group. In retrospect, our move into the media sector was somewhat premature. Also, the fund's exposure to the top-performing energy sector was lower than its index.

A CHANGING INVESTMENT ENVIRONMENT

During the first six months of the reporting period, low valuations and underestimated earnings growth made stocks attractive, and most European stock markets performed well. However, the market environment began to change in 2004 as valuations became less attractive, fewer companies upgraded their earnings estimates, interest rates rose, consumer confidence declined and growth slowed in the United States and Asia. As a result, we reduced the fund's exposure to sectors that were vulnerable to this shift in market conditions, especially technology and retailing. We also trimmed our allocation to smaller stocks in favor of larger companies that were selling at a discount to their peers.

MEDIA STOCKS DISAPPOINT

During the period, we increased the fund's exposure to the media sector because valuations and earnings were attractive. Many companies had restructured their operations and we believed they were positioned to do well as the economy improved. When the economic recovery appeared to stall late in the period, stocks declined. Our media holdings went down more than the rest of the market. However, we maintained our position in media stocks, which have recently bounced back.

CREATING A MORE DEFENSIVE PORTFOLIO

When selecting companies for the portfolio, we favored defensive areas of the market, such as consumer staples, telecommunications services, utilities and energy. In consumer staples we added Unilever PLC, a household products company, and we boosted our position in Nestle S.A. While Unilever's stock price declined slightly, Nestle added to return. We also invested in William Morrison Supermarkets PLC, which bought Safeway. The stock declined because consolidating Morrison and Safeway proved to be a bigger challenge than expected. In the high-yielding telecommunications sector, we found fixed-line telecommunications companies, such as Telecom Italia S.p.A, attractive from a valuation standpoint. The fund also gained ground with Scottish Power PLC, a supplier of gas and electricity to the United Kingdom. In the energy sector, we invested in Shell Transport & Trading Co. PLC, a global energy company. With a new management team in place, the company's long-term

(2) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 08/31/04 ($)

Class A                               9.56
Class B                               9.21
Class C                               9.13
Class Z                               9.77

HOLDINGS DISCUSSED IN THIS REPORT AS OF 08/31/04 (%)

Unilever PLC                          1.4%
Nestle S.A.                           1.9%
William Morrison Supermarkets PLC     0.4%
Telecom Italia S.p.A.                 0.5%
Scottish Power PLC                    0.5%
Shell Transport & Trading Co. PLC     0.8%
Randstad Holding N.V.                 1.6%

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

prospects appear to be attractive. We also added a commitment to energy service companies because we believe that increased global demand for energy is likely to boost oil and gas exploration.

GDP GROWTH INFLUENCED COUNTRY ALLOCATION

We added to the fund's position in Norway and Sweden, where economic growth is higher than for the rest of Europe. We favored banks that benefited from restructuring and rising mortgage and credit card demand. We also increased investment in Austria, where we were attracted to companies with exposure to Eastern European countries that have entered the European Union. In the Netherlands, we bought Randstad Holding N.V, a global temporary employment agency whose earnings rose as global employment improved.

MAINTAINING AN EMPHASIS ON QUALITY, STABILITY AND LEADERSHIP

While GDP growth in Europe is improving, concerns about rising interest rates and higher oil prices are likely to weigh on the financial markets. With that in mind, we have focused on identifying leading companies that enjoy steady demand for their products and services. At this time, the valuation difference among countries and sectors is quite small. As a result, we believe that stock selection is likely to determine performance going forward. We intend to continue emphasizing high quality companies in regions that are leading in GDP growth.

[PHOTO OF DEBORAH SNEE]

Deborah Snee has co-managed the fund since November 1999 and has been with the advisor and its predecessors since 1999.

/s/ Deborah Snee

[PHOTO OF PENNY BURGESS]

Penny Burgess has co-managed the fund since February 2003 and has been with the advisor and its predecessors since 1993.

/s/ Penny Burgess

PLEASE NOTE: On October 13, 2004, the fund's Board of Trustees voted to liquidate the fund. The fund will be closed to new investors as of the close of business on November 10, 2004. The fund is scheduled for liquidation on or about December 10, 2004. The fund will continue to accept some automatic purchases and certain retirement contributions until the fund is liquidated.

International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

A concentration of investments in a specific sector, such as the financial sector, may cause the fund to experience increased volatility.

[SIDENOTE]

WE HAVE STRUCTURED A PORTFOLIO THAT ALLOWS US TO TAKE ADVANTAGE OF LEADING COMPANIES THAT ENJOY STEADY DEMAND FOR THEIR PRODUCTS AND SERVICES.

FINANCIAL STATEMENTS
AUGUST 31, 2004

                                                            COLUMBIA EUROPE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
AUGUST 31, 2004

                                                            COLUMBIA EUROPE FUND

COMMON STOCKS - 96.8%

                                                                                                          SHARES     VALUE ($)
                                                  ----------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 11.9%

                             AUTOMOBILES - 1.7%   Renault SA                                                 745        60,123
                                                                                               Automobiles Total        60,123
                                                  ----------------------------------------------------------------------------
           HOTELS, RESTAURANTS & LEISURE - 3.5%   Accor SA                                                   540        22,907
                                                  Carnival PLC                                             1,065        51,468
                                                  InterContinental Hotels Group PLC                        2,770        28,364
                                                  OPAP SA                                                    890        17,025
                                                                             Hotels, Restaurants & Leisure Total       119,764
                                                  ----------------------------------------------------------------------------
                      HOUSEHOLD DURABLES - 0.5%   Koninklijke (Royal) Philips Electronics N.V.               755        17,525
                                                                                        Household Durables Total        17,525
                                                  ----------------------------------------------------------------------------
                                   MEDIA - 5.0%   JC Decaux SA (a)                                         2,238        43,859
                                                  Pearson PLC                                              4,985        55,903
                                                  Reuters Group PLC                                        3,233        18,753
                                                  Societe Television Francaise 1                           1,155        32,657
                                                  WPP Group PLC                                            2,564        23,045
                                                                                                     Media Total       174,217
                                                  ----------------------------------------------------------------------------
                        SPECIALTY RETAIL - 0.8%   Burberry Group PLC                                       4,400        28,848
                                                                                          Specialty Retail Total        28,848
                                                  ----------------------------------------------------------------------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.4%   Puma AG Rudolf Dassler Sport                                51        12,520
                                                                          Textiles, Apparel & Luxury Goods Total        12,520
                                                                                                                   -----------
                                                                                    CONSUMER DISCRETIONARY TOTAL       412,997

CONSUMER STAPLES - 10.9%

                               BEVERAGES - 1.8%   Diageo PLC                                               4,260        52,640
                                                  SABMiller PLC                                              849        10,585
                                                                                                 Beverages Total        63,225
                                                  ----------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.9%   Metro AG (a)                                               378        17,622
                                                  William Morrison Supermarkets PLC                        4,286        14,003
                                                                                  Food & Staples Retailing Total        31,625
                                                  ----------------------------------------------------------------------------
                           FOOD PRODUCTS - 3.8%   Cadbury Schweppes PLC                                    2,156        17,377
                                                  Nestle SA, Registered Shares                               278        65,999
                                                  Unilever PLC                                             5,780        49,755
                                                                                             Food Products Total       133,131
                                                  ----------------------------------------------------------------------------
                      HOUSEHOLD PRODUCTS - 2.7%   Reckitt Benckiser PLC                                    3,500        92,401
                                                                                        Household Products Total        92,401
                                                  ----------------------------------------------------------------------------
                                 TOBACCO - 1.7%   Imperial Tobacco Group PLC                               2,636        58,358
                                                                                                   Tobacco Total        58,358
                                                                                                                   -----------
                                                                                          CONSUMER STAPLES TOTAL       378,740

ENERGY - 9.6%

             ENERGY EQUIPMENT & SERVICES - 0.2%   Saipem S.p.A.                                              800         8,492
                                                                               Energy Equipment & Services Total         8,492

See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
                                                  ----------------------------------------------------------------------------
ENERGY - (CONTINUED)

                               OIL & GAS - 9.4%   BP PLC                                                  10,113        90,404
                                                  ENI S.p.A.                                               4,240        87,075
                                                  Fortum Oyj                                               2,000        28,164
                                                  Norsk Hydro ASA                                            260        16,266
                                                  Shell Transport & Trading Co., PLC                       3,800        27,895
                                                  Total SA                                                   396        77,515
                                                                                                 Oil & Gas Total       327,319
                                                                                                                   -----------
                                                                                                    ENERGY TOTAL       335,811

FINANCIALS - 22.6%

                         CAPITAL MARKETS - 0.9%   Credit Suisse Group                                      1,040        32,663
                                                                                           Capital Markets Total        32,663
                                                  ----------------------------------------------------------------------------
                       COMMERCIAL BANKS - 17.0%   Anglo Irish Bank Corp., PLC                              2,922        48,882
                                                  Banco Popolare di Verona e Novara                        2,530        41,781
                                                  Banco Popular Espanol SA                                   990        53,830
                                                  Bank of Ireland                                          1,450        19,583
                                                  Barclays PLC                                             5,921        55,171
                                                  BNP Paribas SA                                             282        17,184
                                                  Credit Agricole SA                                       2,120        53,700
                                                  Danske Bank A/S                                            800        19,379
                                                  Erste Bank Der Oesterreichischen Sparkassen AG           1,375        52,540
                                                  Hansabank Ltd.                                           2,274        19,061
                                                  HBOS PLC                                                 1,440        17,714
                                                  Lloyds TSB Group PLC                                     2,400        18,122
                                                  National Bank of Greece SA                                 819        18,013
                                                  Royal Bank of Scotland Group PLC                         2,864        80,196
                                                  Skandinaviska Enskilda Banken AB, Class A                2,600        36,711
                                                  Societe Generale                                           441        37,923
                                                                                          Commercial Banks Total       589,790
                                                  ----------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS - 2.4%  ING Groep N.V.                                           3,453        84,917
                                                                                    Diversified Financials Total        84,917
                                                  ----------------------------------------------------------------------------
                                INSURANCE - 2.3%  Aegon N.V.                                                 813         8,743
                                                  Allianz AG, Registered Shares                              360        34,862
                                                  Axa                                                        891        18,353
                                                  Irish Life & Permanent PLC                               1,125        17,184
                                                                                                 Insurance Total        79,142
                                                                                                                   -----------
                                                                                                FINANCIALS TOTAL       786,512

HEALTH CARE - 14.4%

        HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%   Nobel Biocare Holding AG                                   120        17,012
                                                  Phonak Holding AG, Registered Shares                       640        19,390
                                                  Smith & Nephew PLC                                       6,019        54,452
                                                  Synthes, Inc.                                              200        21,461
                                                                          Health Care Equipment & Supplies Total       112,315
                                                  ----------------------------------------------------------------------------
        HEALTH CARE PROVIDERS & SERVICES - 0.2%   Falck A/S (a)                                              800         5,885
                                                                          Health Care Providers & Services Total         5,885

                                 See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
                                                  ----------------------------------------------------------------------------
HEALTH CARE - (CONTINUED)

                        PHARMACEUTICALS - 11.0%   AstraZeneca PLC                                          1,140        52,723
                                                  GlaxoSmithKline PLC, ADR                                 1,850        76,109
                                                  Novartis AG, Registered Shares                           1,936        89,828
                                                  Sanofi-Aventis                                           1,270        90,532
                                                  Schering AG                                                331        18,442
                                                  Teva Pharmaceutical Industries Ltd., ADR                 2,000        54,500
                                                                                           Pharmaceuticals Total       382,134
                                                                                                                   -----------
                                                                                               HEALTH CARE TOTAL       500,334

INDUSTRIALS - 9.8%

                       BUILDING PRODUCTS - 1.0%   Wienerberger AG                                            934        33,986
                                                                                         Building Products Total        33,986
                                                  ----------------------------------------------------------------------------
          COMMERCIAL SERVICES & SUPPLIES - 2.7%   Capita Group PLC                                         4,270        24,475
                                                  Group 4 Securicor PLC                                    6,560        13,819
                                                  Randstad Holding N.V.                                    1,852        56,670
                                                                            Commercial Services & Supplies Total        94,964
                                                  ----------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING - 0.9%   Vinci SA                                                   300        32,165
                                                                                Construction & Engineering Total        32,165
                                                  ----------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 2.2%   Siemens AG, Registered Shares                              708        48,673
                                                  Smiths Group PLC                                         2,315        29,108
                                                                                  Industrial Conglomerates Total        77,781
                                                  ----------------------------------------------------------------------------
                               MACHINERY - 3.0%   Atlas Copco AB, Class B                                  1,490        48,433
                                                  Heidelberger Druckmaschinen AG                             600        17,780
                                                  Volvo AB, Class B                                        1,100        37,831
                                                                                                 Machinery Total       104,044
                                                                                                                   -----------
                                                                                               INDUSTRIALS TOTAL       342,940

INFORMATION TECHNOLOGY - 3.0%

                COMMUNICATIONS EQUIPMENT - 0.8%   Telefonaktiebolaget LM Ericsson, Class B (a)            10,800        29,221
                                                                                  Communications Equipment Total        29,221
                                                  ----------------------------------------------------------------------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%   Tandberg ASA                                             2,000        17,913
                                                                        Electronic Equipment & Instruments Total        17,913
                                                  ----------------------------------------------------------------------------
                             IT SERVICES - 0.3%   Indra Sistemas SA                                          824        10,581
                                                                                               IT Services Total        10,581
                                                  ----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%   ARM Holdings PLC                                         7,422        10,641
                                                  ASML Holding N.V. (a)                                    1,330        17,207
                                                                  Semiconductors & Semiconductor Equipment Total        27,848
                                                  ----------------------------------------------------------------------------
                                SOFTWARE - 0.6%   Dassault Systemes SA                                       435        18,785
                                                                                                  Software Total        18,785
                                                                                                                   -----------
                                                                                    INFORMATION TECHNOLOGY TOTAL       104,348

See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
                                                  ----------------------------------------------------------------------------
MATERIALS - 4.8%

                               CHEMICALS - 4.0%   BASF AG                                                    700        37,926
                                                  Linde AG                                                   463        24,916
                                                  Novozymes A/S, Class B                                     200         8,432
                                                  Syngenta AG                                                751        67,606
                                                                                                 Chemicals Total       138,880
                                                  ----------------------------------------------------------------------------
                 PAPER & FOREST PRODUCTS - 0.8%   Stora Enso Oyj, Class R                                  2,000        26,899
                                                                                   Paper & Forest Products Total        26,899
                                                                                                                   -----------
                                                                                                 MATERIALS TOTAL       165,779

TELECOMMUNICATION SERVICES - 5.5%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%   Belgacom SA (a)                                            773        25,875
                                                  Deutsche Telekom AG, Registered Shares (a)                 498         8,722
                                                  France Telecom SA                                        1,810        43,095
                                                  TDC A/S                                                    500        17,685
                                                  Telecom Italia S.p.A.                                    5,999        18,035
                                                                    Diversified Telecommunication Services Total       113,412
                                                  ----------------------------------------------------------------------------
     WIRELESS TELECOMMUNICATION SERVICES - 2.2%   Vodafone Group PLC                                      33,668        76,943
                                                                       Wireless Telecommunication Services Total        76,943
                                                                                                                   -----------
                                                                                TELECOMMUNICATION SERVICES TOTAL       190,355

UTILITIES - 4.3%

                      ELECTRIC UTILITIES - 2.2%   EON AG                                                     540        38,443
                                                  Public Power Corp.                                         740        17,870
                                                  Scottish Power PLC                                       2,593        18,855
                                                                                        Electric Utilities Total        75,168
                                                  ----------------------------------------------------------------------------
                           GAS UTILITIES - 2.1%   Centrica PLC                                             3,900        17,372
                                                  Enagas                                                   1,670        18,591
                                                  National Grid Transco PLC                                4,575        38,482
                                                                                             Gas Utilities Total        74,445
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL       149,613

                                                  TOTAL COMMON STOCKS
                                                  (COST OF $2,874,064)                                               3,367,429

                                 See Accompanying Notes to Financial Statements.

PREFERRED STOCKS - 2.3%

                                                                                    SHARES     VALUE ($)
                            ----------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 2.3%

       AUTOMOBILES - 1.8%   Porsche AG                                                 100        61,080
                                                                         Automobiles Total        61,080
                            ----------------------------------------------------------------------------
             MEDIA - 0.5%   ProSiebenSat.1 Media AG                                  1,076        18,714
                                                                               Media Total        18,714
                                                                                             -----------
                                                              CONSUMER DISCRETIONARY TOTAL        79,794


                            TOTAL PREFERRED STOCKS
                            (COST OF $83,230)                                                     79,794

                            TOTAL INVESTMENTS - 99.1%
                            (COST OF $2,957,294) (b)                                           3,447,223

                            OTHER ASSETS & LIABILITIES, NET - 0.9%                                32,831

                            NET ASSETS - 100.0%                                                3,480,054

                            NOTES TO INVESTMENT PORTFOLIO:

                        (a) Non-income producing security.
                        (b) Cost for federal income tax purposes is $2,984,938.

                                               ACRONYM                           NAME
                            ----------------------------------------------------------------------------
                                                 ADR                   American Depositary Receipt

                            SUMMARY OF SECURITIES                                            % OF TOTAL
                            BY COUNTRY (UNAUDITED)                  VALUE ($)                INVESTMENTS
                            ----------------------------------------------------------------------------
                            United Kingdom                         1,203,982                    34.9%
                            France                                   548,797                    15.9
                            Germany                                  339,700                     9.9
                            Switzerland                              313,960                     9.1
                            Netherlands                              185,062                     5.4
                            Italy                                    155,383                     4.5
                            Sweden                                   152,196                     4.4
                            Austria                                   86,525                     2.5
                            Ireland                                   85,648                     2.5
                            Spain                                     83,002                     2.4
                            Finland                                   55,063                     1.6
                            Israel                                    54,500                     1.6
                            Greece                                    52,908                     1.5
                            Denmark                                   51,382                     1.5
                            Norway                                    34,179                     1.0
                            Belgium                                   25,875                     0.7
                            Estonia                                   19,061                     0.6
                                                                   ---------                   -----
                                                                   3,447,223                   100.0
                                                                   =========                   =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2004                                             COLUMBIA EUROPE FUND

                                                                                                                           ($)
                                                  ----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                               2,957,294
                                                  Investments, at value                                              3,447,223
                                                  Cash                                                                  57,298
                                                  Foreign currency (cost of $5,949)                                      5,962
                                                  Receivable for:
                                                    Fund shares sold                                                       487
                                                    Dividends                                                            9,385
                                                    Foreign tax reclaims                                                 3,570
                                                  Expense reimbursement due from Investment Advisor                     42,365
                                                  Deferred Trustees' compensation plan                                   2,716
                                                                                                                   -----------
                                                                                                    Total Assets     3,569,006
                                                  ----------------------------------------------------------------------------

                               LIABILITIES        Payable for:
                                                    Investments purchased                                               32,315
                                                    Investment advisory fee                                              2,105
                                                    Administration fee                                                     677
                                                    Transfer agent fee                                                   2,016
                                                    Pricing and bookkeeping fees                                        11,865
                                                    Trustees' fees                                                         215
                                                    Audit fee                                                           19,980
                                                    Custody fee                                                          6,903
                                                    Reports to shareholders                                              8,000
                                                    Distribution and service fees                                        1,415
                                                  Deferred Trustees' fees                                                2,716
                                                  Other liabilities                                                        745
                                                                                                                   -----------
                                                                                               Total Liabilities        88,952

                                                                                                      NET ASSETS     3,480,054
                                                  ----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                    6,350,900
                                                  Accumulated net investment loss                                      (11,354)
                                                  Accumulated net realized loss                                     (3,349,906)
                                                  Net unrealized appreciation on:
                                                    Investments                                                        489,929
                                                    Foreign currency translations                                          485
                                                                                                                   -----------
                                                                                                      NET ASSETS     3,480,054
                                                  ----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                         1,513,931
                                                  Shares outstanding                                                   158,403
                                                  Net asset value per share                                               9.56(a)
                                                  Maximum offering price per share ($9.56/0.9425)                        10.14(b)
                                                  ----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                         1,464,430
                                                  Shares outstanding                                                   159,029
                                                  Net asset value and offering price per share                            9.21(a)
                                                  ----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                           168,562
                                                  Shares outstanding                                                    18,470
                                                  Net asset value and offering price per share                            9.13(a)
                                                  ----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                           333,131
                                                  Shares outstanding                                                    34,088
                                                  Net asset value, offering and redemption price per share                9.77(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fees.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004                          COLUMBIA EUROPE FUND

                                                                                                                           ($)
                                                  ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                             90,705
                                                  Interest                                                                 561
                                                                                                                   -----------
                                                    Total Investment Income (net of foreign taxes withheld
                                                      of $16,188)                                                       91,266
                                                  ----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                               29,101
                                                  Administration fee                                                     8,626
                                                  Distribution fee:
                                                    Class A                                                              2,093
                                                    Class B                                                             11,699
                                                    Class C                                                              1,387
                                                  Service fee:
                                                    Class A                                                              5,231
                                                    Class B                                                              3,900
                                                    Class C                                                                461
                                                  Transfer agent fee                                                    15,164
                                                  Pricing and bookkeeping fees                                          23,207
                                                  Trustees' fees                                                         6,490
                                                  Custody fee                                                           43,734
                                                  Audit fee                                                             20,426
                                                  Registration fee                                                      55,188
                                                  Reports to shareholders                                               16,095
                                                  Non-recurring costs (See Note 9)                                         194
                                                  Other expenses                                                         6,256
                                                                                                                   -----------
                                                    Total Expenses                                                     249,252
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (163,464)
                                                  Fees waived by Distributor - Class A                                  (2,093)
                                                  Custody earnings credit                                                 (232)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 9)          (194)
                                                                                                                   -----------
                                                    Net Expenses                                                        83,269
                                                                                                                   -----------
                                                  Net Investment Income                                                  7,997
                                                  ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain (loss) on:
          INVESTMENTS AND FOREIGN CURRENCY          Investments                                                        639,529
                                                    Foreign currency transactions                                      (11,148)
                                                                                                                   -----------
                                                       Net realized gain                                               628,381
                                                  Net change in unrealized
                                                    appreciation/depreciation on:
                                                    Investments                                                        144,189
                                                    Foreign currency translations                                       (1,097)
                                                                                                                   -----------
                                                      Net change in unrealized
                                                        appreciation/depreciation                                      143,092
                                                                                                                   -----------
                                                  Net Gain                                                             771,473
                                                                                                                   -----------
                                                  Net Increase in Net Assets
                                                    from Operations                                                    779,470

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
AUGUST 31, 2004                                             COLUMBIA EUROPE FUND

                                                                                                        YEAR ENDED AUGUST 31,
                                                                                                      ------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                      2004 ($)      2003 ($)
------------------------------------------    --------------------------------------------------------------------------------
                                OPERATIONS    Net investment income                                        7,997         2,007
                                              Net realized gain (loss) on investments and foreign
                                               currency transactions                                     628,381      (196,327)
                                              Net change in unrealized appreciation/depreciation
                                               on investments and foreign currency translations          143,092       413,839
                                                                                                      ------------------------
                                                 Net Increase from Operations                            779,470       219,519
                                              --------------------------------------------------------------------------------
                        SHARE TRANSACTIONS    Class A:
                                               Subscriptions                                             178,897     6,630,977
                                               Redemptions                                            (1,106,489)   (9,468,293)
                                                                                                      ------------------------
                                                 Net Decrease                                           (927,592)   (2,837,316)
                                              Class B:
                                               Subscriptions                                             586,810     1,231,412
                                               Redemptions                                              (627,260)   (1,451,614)
                                                                                                      ------------------------
                                                 Net Decrease                                            (40,450)     (220,202)
                                              Class C:
                                               Subscriptions                                             561,157     8,762,220
                                               Redemptions                                              (688,680)   (8,766,448)
                                                                                                      ------------------------
                                                 Net Decrease                                           (127,523)       (4,228)
                                              Class Z:
                                               Subscriptions                                             442,254     7,001,434
                                               Redemptions                                              (237,790)   (6,946,104)
                                                                                                      ------------------------
                                                 Net Increase                                            204,464        55,330
                                              Net Decrease from Share
                                               Transactions                                             (891,101)   (3,006,416)
                                              Redemption fees                                              1,004            --
                                                                                                      ------------------------
                                                   Total Decrease in Net Assets                         (110,627)   (2,786,897)
                                              --------------------------------------------------------------------------------
                                NET ASSETS    Beginning of period                                      3,590,681     6,377,578
                                              End of period (including accumlated net investment
                                               loss of $(11,354) and $(8,203), respectively)           3,480,054     3,590,681
                                              --------------------------------------------------------------------------------
                         CHANGES IN SHARES    Class A:
                                               Subscriptions                                              18,991       963,349
                                               Redemptions                                              (115,066)   (1,353,961)
                                                                                                      ------------------------
                                                 Net Decrease                                            (96,075)     (390,612)
                                              Class B:
                                               Subscriptions                                              66,504       182,247
                                               Redemptions                                               (70,040)     (211,698)
                                                                                                      ------------------------
                                                 Net Decrease                                             (3,536)      (29,451)
                                              Class C:
                                               Subscriptions                                              66,547     1,299,443
                                               Redemptions                                               (82,324)   (1,291,182)
                                                                                                      ------------------------
                                                 Net Increase (Decrease)                                 (15,777)        8,261
                                              Class Z:
                                               Subscriptions                                              46,131     1,021,706
                                               Redemptions                                               (24,480)   (1,010,307)
                                                                                                      ------------------------
                                                 Net Increase                                             21,651        11,399

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2004                                             COLUMBIA EUROPE FUND

NOTE 1. ORGANIZATION

Columbia Europe Fund (the "Fund"), a series of Columbia Funds Trust VII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in equity securities of European issuers.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Europe Fund to Columbia Europe Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VII to Columbia Funds Trust VII.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

     ACCUMULATED           ACCUMULATED
   NET INVESTMENT         NET REALIZED           PAID-IN
        LOSS                  LOSS               CAPITAL
---------------------------------------------------------
    $ (11,148)              $ 11,148               $ --

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                    AUGUST 31,     AUGUST 31,
                                       2004           2003
-------------------------------------------------------------
Distributions paid from:
   Ordinary Income*                   $ --            $ --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED         UNDISTRIBUTED
      ORDINARY             LONG-TERM          NET UNREALIZED
       INCOME             CAPITAL GAINS        APPRECIATION*
-------------------------------------------------------------
        $ --                  $ --              $ 462,770

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                      $  526,470
    Unrealized depreciation                         (64,185)
-------------------------------------------------------------
     Net unrealized appreciation                 $  462,285

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                       CAPITAL LOSS
             EXPIRATION                      CARRYFORWARD
-------------------------------------------------------------
                2010                         $ 1,834,931
                2011                           1,487,332
-------------------------------------------------------------
                                             $ 3,322,263

Capital loss carryforwards of $486,912 were utilized during the year ended August 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2004, post-October currency losses of $8,533 were deferred to September 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS            ANNUAL FEE RATE
-------------------------------------------------------------
          First $1 billion                    0.70%
          Next $500 million                   0.65%
          Over $1.5 billion                   0.60%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.70%.

ADMINISTRATION FEES

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective administration fee rate was 0.21%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.558%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.36%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts of $332 on sales of the Fund's Class A shares and received CDSC fees of $1,292 and $8 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.45% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time. Prior to November 1, 2003, Columbia waived certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceeded 1.50% annually of the Fund's average daily net assets.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,292 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,830,016 and $4,627,742, respectively.

NOTE 6. REDEMPTION FEES

The Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the year ended August 31, 2004, the redemption fees for the Class Z shares of the Fund amounted to $1,004.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the Fund did not borrow under these arrangements.

NOTE 8. SHARES OF BENEFICIAL INTEREST

As of August 31, 2004, 28.69% of the outstanding shares of the Fund were held by one shareholder. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in securities of European issuers, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended August 31, 2004, Columbia has assumed $194 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 10. SUBSEQUENT EVENT

On October 13, 2004, the Board of Trustees of the Fund voted to liquidate the Fund. The effective date of the liquidation is expected to be on or about December 10, 2004.

FINANCIAL HIGHLIGHTS

                                                            COLUMBIA EUROPE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                      YEAR ENDED AUGUST 31,                        AUGUST 31,
CLASS A SHARES                                         2004          2003(a)        2002(a)         2001(a)        2000(a)(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     7.84       $     7.42    $      9.41    $      12.26    $        10.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                       0.04             0.02           0.02           (0.01)            (0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency                    1.68             0.40          (2.01)          (2.84)             1.96
                                                 ----------       ----------    -----------    ------------    --------------
Total from Investment Operations                       1.72             0.42          (1.99)          (2.85)             1.93

REDEMPTION FEES:
Redemption fees added to
paid-in-capital                                          --(c)(d)         --             --              --                --

NET ASSET VALUE, END OF PERIOD                   $     9.56       $     7.84    $      7.42    $       9.41    $        12.26
Total return (e) (f)                                  21.94%            5.66%        (21.15)%        (23.25)%           18.68%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           1.71%            1.75%          1.75%           1.75%             1.75%(i)
Net investment income (loss) (h)                       0.41%            0.28%          0.18%          (0.14)%           (0.25)%(i)
Waiver/reimbursement                                   4.03%            3.64%          1.93%           1.25%             1.45%(i)
Portfolio turnover rate                                  96%              74%            71%             67%               24%(g)
Net assets, end of period (000's)                $    1,514       $    1,995    $     4,788    $      5,823    $        9,874

(a) For the years ended August 31, 2003, 2002, 2001, and period ended August 31, 2000, the Fund was audited by Ernst & Young LLP.
(b) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                      YEAR ENDED AUGUST 31,                        AUGUST 31,
CLASS B SHARES                                         2004          2003(a)        2002(a)         2001(a)        2000(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     7.61       $     7.26    $      9.27    $      12.17    $        10.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                               (0.02)           (0.02)         (0.05)          (0.09)            (0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                    1.62             0.37          (1.96)          (2.81)             1.94
                                                 ----------       ----------    -----------    ------------    --------------
Total from Investment Operations                       1.60             0.35          (2.01)          (2.90)             1.84

REDEMPTION FEES:
Redemption fees added to
paid-in-capital                                          --(c)(d)         --             --              --                --

NET ASSET VALUE, END OF PERIOD                   $     9.21       $     7.61    $      7.26    $       9.27    $        12.17
Total return (e) (f)                                  21.02%            4.82%        (21.68)%        (23.83)%           17.81%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           2.46%            2.50%          2.50%           2.50%             2.50%(i)
Net investment loss (h)                               (0.20)%          (0.27)%        (0.57)%         (0.89)%           (1.00)%(i)
Waiver/reimbursement                                   3.93%            3.95%          1.83%           1.15%             1.45%(i)
Portfolio turnover rate                                  96%              74%            71%             67%               24%(g)
Net assets, end of period (000's)                $    1,464       $    1,238    $     1,394    $      2,062    $        2,989

(a) For the years ended August 31, 2003, 2002, 2001, and period ended August 31, 2000, the Fund was audited by Ernst & Young LLP.
(b) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                      YEAR ENDED AUGUST 31,                        AUGUST 31,
CLASS C SHARES                                         2004          2003(a)        2002(a)         2001(a)        2000(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     7.55       $     7.26    $      9.28    $      12.19    $        10.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                               (0.03)           (0.04)         (0.05)          (0.09)            (0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                    1.61             0.33          (1.97)          (2.82)             1.96
                                                 ----------       ----------    -----------    ------------    --------------
Total from Investment Operations                       1.58             0.29          (2.02)          (2.91)             1.86

REDEMPTION FEES:
Redemption fees added to
paid-in-capital                                          --(c)(d)         --             --              --                --

NET ASSET VALUE, END OF PERIOD                   $     9.13       $     7.55    $      7.26    $       9.28    $        12.19
Total return (e) (f)                                  20.93%            3.99%        (21.77)%        (23.87)%           18.01%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           2.46%            2.50%          2.50%           2.50%             2.50%(i)
Net investment loss (h)                               (0.28)%          (0.65)%        (0.57)%         (0.89)%           (1.00)%(i)
Waiver/reimbursement                                   3.93%            3.51%          1.83%           1.15%             1.45%(i)
Portfolio turnover rate                                  96%              74%            71%             67%               24%(g)
Net assets, end of period (000's)                $      169       $      259    $       189    $        308    $          488

(a) For the years ended August 31, 2003, 2002, 2001, and period ended August 31, 2000, the Fund was audited by Ernst & Young LLP.
(b) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                 PERIOD ENDED
                                                                      YEAR ENDED AUGUST 31,                        AUGUST 31,
CLASS Z SHARES                                         2004          2003(a)        2002(a)         2001(a)        2000(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     8.00       $     7.39    $      9.09    $      11.83    $        10.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                       0.09            (0.02)          0.04            0.01                --(d)
Net realized and unrealized gain (loss)
on investments and foreign currency                    1.68             0.63          (1.74)          (2.75)             1.50
                                                 ----------       ----------    -----------    ------------    --------------
Total from Investment Operations                       1.77             0.61          (1.70)          (2.74)             1.50

REDEMPTION FEES:
Redemption fees added to
paid-in-capital                                          --(c)(d)         --             --              --                --

NET ASSET VALUE, END OF PERIOD                   $     9.77       $     8.00    $      7.39    $       9.09    $        11.83
Total return (e) (f)                                  22.13%            8.25%        (18.70)%        (23.16)%           14.52%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           1.46%            1.50%          1.50%           1.50%             1.50%(i)
Net investment income (loss) (h)                       0.94%           (0.26)%         0.43%           0.11%               --(i)(j)
Waiver/reimbursement                                   3.93%            3.54%          1.83%           1.15%             1.45%(i)
Portfolio turnover rate                                  96%              74%            71%             67%               24%(g)
Net assets, end of period (000's)                $      333       $       99    $         8    $         26    $           35

(a) For the years ended August 31, 2003, 2002, 2001, and period ended August 31, 2000, the Fund was audited by Ernst & Young LLP.
(b) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                            COLUMBIA EUROPE FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VII AND THE SHAREHOLDERS OF COLUMBIA EUROPE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Europe Fund (the "Fund") (a series of Columbia Funds Trust VII) at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements of the Fund as of August 31, 2003 and for the four fiscal periods ending August 31, 2003 were audited by other independent accountants whose report dated October 17, 2003 expressed an unqualified opinion on those statements.

The Trustees of the Fund approved a plan of liquidation for the Fund as described in Note 10.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2004

UNAUDITED INFORMATION

                                                            COLUMBIA EUROPE FUND

FEDERAL INCOME TAX INFORMATION

Foreign taxes paid during the fiscal year ended August 31, 2004, amounting to $16,188 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

Gross income derived from sources within foreign countries amounted to $106,893 ($0.29 per share) for the fiscal year ended August 31, 2004.

TRUSTEES

                                                            COLUMBIA EUROPE FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                    Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September 2001 to
Chicago, IL 60666                             December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                          Airlines from March 1999 to September 2001; Senior Vice President-Finance from March
                                              1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (age 46)                 Adjunct Professor of Law, Northwestern University since September 2004, Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation (consumer goods), from September 2003 to March
Trustee (since 1996)                          2004; Executive Vice President-Corporate Development and Administration, General
                                              Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                              August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                       Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                      September, 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                             Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                          University of Washington, since September 1980; Associate Editor, Journal of Money
                                              Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
303 W. Madison                                September 2004 (formerly Managing Director, William Blair Capital Partners (private
Suite 2500                                    equity investing) from September 1994 to September 2004). Oversees 118, Anixter
Chicago, IL 60606                             International (network support equipment distributor); Ventas, Inc. (real estate
Trustee and Chairman of the Board(5)          investment trust); Jones Lang LaSalle (real estate management services) and MONY
(since 1996)                                  Group (life insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                          distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                          Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                    February 1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                            (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                          (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                            COLUMBIA EUROPE FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (age 47)                    President of the Columbia Funds since October 2004 (formerly President and Chief
One Financial Center                              Executive Officer, CDC IXIS Asset Management Services, Inc. from September,
Boston, MA 02111                                  1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)                     Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                              2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                  Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                            Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                  1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                  Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                  2002 (formerly Vice President of Colonial Management Associates, Inc. from
                                                  February 1998 to October, 2000).

MARY JOAN HOENE (age 54)                          Senior Vice President and Chief Compliance Officer of the Columbia Funds since
40 West 57th Street                               August 2004; Chief Compliance Officer of the Liberty All-Star Funds since August
New York, NY 10019                                2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Senior Vice President and Chief Compliance        August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Officer (since 2004)                              December 2000; Vice President and Counsel, Equitable Life Assurance Society of
                                                  the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                        Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                              since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                  All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June 2002
Chief Accounting Officer (since 2004)             to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                  Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                  and of the Liberty All-Star Funds from August 1999 to February, 2001; Audit
                                                  Manager, Deloitte & Toche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 34)                       Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                              2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                  Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February
Controller (since 2004)                           2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management
                                                  Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to August 2000).

DAVID A. ROZENSON (age 50)                        Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                              2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston
Boston, MA 02111                                  Financial Corporation) since January 1996; Associate General Counsel, Columbia
Secretary (since 2003)                            Management Group since November 2002.

COLUMBIA FUNDS

                                                            COLUMBIA EUROPE FUND

LARGE GROWTH

Columbia Common Stock
Columbia Growth
Columbia Growth Stock
Columbia Large Cap Growth
Columbia Tax-Managed Growth
Columbia Tax-Managed Growth II
Columbia Young Investor

LARGE VALUE

Columbia Disciplined Value
Columbia Growth & Income
Columbia Large Cap Core
Columbia Tax-Managed Value

MIDCAP GROWTH

Columbia Acorn Select
Columbia Mid Cap Growth
Columbia Tax-Managed Aggressive Growth

MIDCAP VALUE

Columbia Dividend Income
Columbia Mid Cap
Columbia Strategic Investor

SMALL GROWTH

Columbia Acorn
Columbia Acorn USA
Columbia Small Company Equity

SMALL VALUE

Columbia Small Cap
Columbia Small Cap Value

BALANCED

Columbia Asset Allocation
Columbia Balanced
Columbia Liberty Fund

SPECIALTY

Columbia Real Estate Equity
Columbia Technology
Columbia Utilities

TAXABLE FIXED-INCOME

Columbia Contrarian Income
Columbia Corporate Bond
Columbia Federal Securities
Columbia Fixed Income Securities
Columbia High Yield
Columbia High Yield Opportunities
Columbia Income
Columbia Intermediate Bond
Columbia Intermediate Government Income
Columbia Quality Plus Bond
Columbia Short Term Bond
Columbia Strategic Income

TAX EXEMPT

Columbia High Yield Municipal
Columbia Intermediate Tax-Exempt Bond
Columbia Managed Municipals
Columbia National Municipal Bond
Columbia Tax-Exempt
Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT

Columbia California Tax-Exempt
Columbia Connecticut Intermediate Municipal Bond
Columbia Connecticut Tax-Exempt
Columbia Florida Intermediate Municipal Bond
Columbia Massachusetts Intermediate Municipal Bond
Columbia Massachusetts Tax-Exempt
Columbia New Jersey Intermediate Municipal Bond
Columbia New York Intermediate Municipal Bond
Columbia New York Tax-Exempt
Columbia Oregon Municipal Bond
Columbia Pennsylvania Intermediate Municipal Bond
Columbia Rhode Island Intermediate Municipal Bond

MONEY MARKET

Columbia Money Market
Columbia Municipal Money Market

INTERNATIONAL/GLOBAL

Columbia Acorn International
Columbia Acorn International Select
Columbia Europe
Columbia Global Equity
Columbia International Equity
Columbia International Stock
Columbia Newport Asia Pacific
Columbia Newport Greater China
Columbia Newport Tiger

INDEX

Columbia Large Company Index
Columbia Small Company Index
Columbia U.S. Treasury Index


Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                            COLUMBIA EUROPE FUND

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that fund's use to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended August 31, 2004.

[SIDENOTE]

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

[GRAPHIC]

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COLUMBIA EUROPE FUND   ANNUAL REPORT, AUGUST 31, 2004                 PRSRT STD
                                                                    U.S. Postage
                                                                        PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20


[COLUMBIAFUNDS LOGO]

  A MEMBER OF COLUMBIA MANAGEMENT GROUP

  (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
  ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
  800.345.6611  www.columbiafunds.com


                                                738-02/774S-0904 (10/04) 04/2914

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the two series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, one of the series of the registrant included in this filing engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $46,100           $51,400

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $7,000            $8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $9,200            $12,400

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 primarily consist of the review of annual tax returns. In addition, tax fees in both fiscal years 2004 and 2003 include, for one series, consultation and assistance with foreign tax filings.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended August 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended August 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust VII
            ------------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
    --------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                October 28, 2004
    --------------------------------------------------------------------------